                                             As filed pursuant to Rule 424B3
                                             under the Securities Act of 1933
                                             Registration No. 333-39158

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT

                    ----------------------------------------

           SUPPLEMENT TO THE POLARIS PROSPECTUS DATED DECEMBER 2, 2002
                                 ("SUPPLEMENT")


The following information is provided regarding the optional Principal Rewards Program. These provisions only apply to contracts with the optional Principal Rewards Program.

WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS PROGRAM. GENERALLY, PRODUCTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS PRODUCTS WITH THE PRINCIPAL REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE.


GLOSSARY

To describe the Principal Rewards Program, we use the following defined term:

PAYMENT ENHANCEMENT(s) -- The amounts allocated to your contract by Us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

Any other capitalized terms used in this Supplement have the same meaning as the term defined in the Prospectus.


EXPENSES FOR CONTRACTS WITH PRINCIPAL REWARDS

WITHDRAWAL CHARGES

This variable annuity provides an optional bonus feature called "Principal Rewards." If you elect this feature, in exchange for bonuses credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any bonus if you make an early withdrawal.

After a Purchase Payment has been in the contract for nine complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Your surrender schedule if you elect to participate in the Principal Rewards Program will be as follows:

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

Years                     1    2    3     4    5     6    7    8     9    10
-----                    ---  ---  ---   ---  ---   ---  ---  ---   ---  ----
With Principal Rewards    9%   9%   8%    7%   6%    5%   4%   3%    2%   0%

These higher potential withdrawal charges may compensate Us for the expenses associated with the Principal Rewards Program.


                Please keep this Supplement with your Prospectus

The Principal Rewards Program is designed to reward long term investing. We expect that if you remain committed to this investment over the longer term, We will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor the investment management fees are higher on contracts electing the Principal Rewards version.

The other expenses in the contract remain the same.


================================================================================
              EXAMPLES -- IF YOU PARTICIPATE IN PRINCIPAL REWARDS
================================================================================

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:

        a)   you surrender the contract at the end of the stated time period;

        b)   you do not surrender the contract*.


          PORTFOLIO                     1 YEAR         3 YEARS        5 YEARS       10 YEARS
  ------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION            (a)   $   114  (a)   $   155  (a)   $  188  (a)   $   273
                                  (b)   $    24  (b)   $    75  (b)   $  128  (b)   $   273
  ------------------------------------------------------------------------------------------
  GOVERNMENT & QUALITY BOND       (a)   $   113  (a)   $   151  (a)   $  182  (a)   $   262
                                  (b)   $    23  (b)   $    71  (b)   $  122  (b)   $   262
  ------------------------------------------------------------------------------------------
  GROWTH                          (a)   $   114  (a)   $   154  (a)   $  186  (a)   $   271
                                  (b)   $    24  (b)   $    74  (b)   $  126  (b)   $   271
  ------------------------------------------------------------------------------------------
  NATURAL RESOURCES               (a)   $   116  (a)   $   159  (a)   $  195  (a)   $   289
                                  (b)   $    26  (b)   $    79  (b)   $  135  (b)   $   289
  ------------------------------------------------------------------------------------------
  AGGRESSIVE GROWTH               (a)   $   114  (a)   $   155  (a)   $  188  (a)   $   273
                                  (b)   $    24  (b)   $    75  (b)   $  128  (b)   $   273
  ------------------------------------------------------------------------------------------
  ALLIANCE GROWTH                 (a)   $   113  (a)   $   152  (a)   $  183  (a)   $   263
                                  (b)   $    23  (b)   $    72  (b)   $  123  (b)   $   263
--------------------------------------------------------------------------------------------
  ASSET ALLOCATION                (a)   $   113  (a)   $   152  (a)   $  183  (a)   $   264
                                  (b)   $    23  (b)   $    72  (b)   $  123  (b)   $   264
--------------------------------------------------------------------------------------------
  BLUE CHIP GROWTH                (a)   $   115  (a)   $   158  (a)   $  193  (a)   $   284
                                  (b)   $    25  (b)   $    78  (b)   $  133  (b)   $   284
--------------------------------------------------------------------------------------------
  CASH MANAGEMENT                 (a)   $   112  (a)   $   148  (a)   $  176  (a)   $   250
                                  (b)   $    22  (b)   $    68  (b)   $  116  (b)   $   250
  ------------------------------------------------------------------------------------------
  CORPORATE BOND                  (a)   $   113  (a)   $   152  (a)   $  184  (a)   $   265
                                  (b)   $    23  (b)   $    72  (b)   $  124  (b)   $   265
--------------------------------------------------------------------------------------------
  DAVIS VENTURE VALUE             (a)   $   114  (a)   $   155  (a)   $  188  (a)   $   274
                                  (b)   $    24  (b)   $    75  (b)   $  128  (b)   $   274
--------------------------------------------------------------------------------------------
  "DOGS" OF WALL STREET           (a)   $   114  (a)   $   153  (a)   $  186  (a)   $   269
                                  (b)   $    24  (b)   $    73  (b)   $  126  (b)   $   269
--------------------------------------------------------------------------------------------
  EMERGING MARKETS                (a)   $   122  (a)   $   178  (a)   $  227  (a)   $   350
                                  (b)   $    32  (b)   $    98  (b)   $  167  (b)   $   350
--------------------------------------------------------------------------------------------
  FEDERATED VALUE                 (a)   $   114  (a)   $   155  (a)   $  188  (a)   $   274
                                  (b)   $    24  (b)   $    75  (b)   $  128  (b)   $   274
--------------------------------------------------------------------------------------------


          PORTFOLIO                     1 YEAR         3 YEARS        5 YEARS       10 YEARS
  ------------------------------------------------------------------------------------------
  GLOBAL BOND                     (a)   $   115  (a)   $   156  (a)   $  191  (a)   $   280
                                  (b)   $    25  (b)   $    76  (b)   $  131  (b)   $   280
--------------------------------------------------------------------------------------------
  GLOBAL EQUITIES                 (a)   $   115  (a)   $   158  (a)   $  194  (a)   $   286
                                  (b)   $    25  (b)   $    78  (b)   $  134  (b)   $   286
--------------------------------------------------------------------------------------------
  GOLDMAN SACHS RESEARCH          (a)   $   120  (a)   $   173  (a)   $  218  (a)   $   333
                                  (b)   $    30  (b)   $    93  (b)   $  158  (b)   $   333
--------------------------------------------------------------------------------------------
  GROWTH-INCOME                   (a)   $   112  (a)   $   149  (a)   $  179  (a)   $   256
                                  (b)   $    22  (b)   $    69  (b)   $  119  (b)   $   256
--------------------------------------------------------------------------------------------
  GROWTH OPPORTUNITIES            (a)   $   117  (a)   $   162  (a)   $  201  (a)   $   299
                                  (b)   $    27  (b)   $    82  (b)   $  141  (b)   $   299
--------------------------------------------------------------------------------------------
  HIGH YIELD BOND                 (a)   $   114  (a)   $   153  (a)   $  186  (a)   $   269
                                  (b)   $    24  (b)   $    73  (b)   $  126  (b)   $   269
--------------------------------------------------------------------------------------------
  INTERNATIONAL DIVERSIFIED       (a)   $   119  (a)   $   169  (a)   $  212  (a)   $   322
  EQUITIES                        (b)   $    29  (b)   $    89  (b)   $  152  (b)   $   322
--------------------------------------------------------------------------------------------
  INTERNATIONAL GROWTH &          (a)   $   119  (a)   $   168  (a)   $  211  (a)   $   319
  INCOME                          (b)   $    29  (b)   $    88  (b)   $  151  (b)   $   319
--------------------------------------------------------------------------------------------
  MFS GROWTH & INCOME             (a)   $   115  (a)   $   156  (a)   $  189  (a)   $   277
                                  (b)   $    25  (b)   $    76  (b)   $  129  (b)   $   277
--------------------------------------------------------------------------------------------
  MFS MID-CAP                     (a)   $   115  (a)   $   157  (a)   $  191  (a)   $   281
                                  (b)   $    25  (b)   $    77  (b)   $  131  (b)   $   281
--------------------------------------------------------------------------------------------
  MFS TOTAL RETURN                (a)   $   114  (a)   $   154  (a)   $  187  (a)   $   271
                                  (b)   $    24  (b)   $    74  (b)   $  127  (b)   $   271
--------------------------------------------------------------------------------------------
  PUTNAM GROWTH                   (a)   $   115  (a)   $   157  (a)   $  191  (a)   $   281
                                  (b)   $    25  (b)   $    77  (b)   $  131  (b)   $   281
--------------------------------------------------------------------------------------------
  REAL ESTATE                     (a)   $   116  (a)   $   160  (a)   $  196  (a)   $   291
                                  (b)   $    26  (b)   $    80  (b)   $  136  (b)   $   291
--------------------------------------------------------------------------------------------
  SUNAMERICA BALANCED             (a)   $   113  (a)   $   152  (a)   $  183  (a)   $   264
                                  (b)   $    23  (b)   $    72  (b)   $  123  (b)   $   264
--------------------------------------------------------------------------------------------
  TECHNOLOGY                      (a)   $   121  (a)   $   176  (a)   $  223  (a)   $   343
                                  (b)   $    31  (b)   $    96  (b)   $  163  (b)   $   343
--------------------------------------------------------------------------------------------
  TELECOM UTILITY                 (a)   $   115  (a)   $   158  (a)   $  193  (a)   $   284
                                  (b)   $    25  (b)   $    78  (b)   $  133  (b)   $   284
--------------------------------------------------------------------------------------------
  WORLDWIDE HIGH INCOME           (a)   $   118  (a)   $   166  (a)   $  206  (a)   $   310
                                  (b)   $    28  (b)   $    86  (b)   $  146  (b)   $   310
--------------------------------------------------------------------------------------------

* First SunAmerica does not impose any fees or charges when you begin the Income Phase of your contract.

Examples reflecting participation in the Principal Rewards Program reflect the Principal Rewards surrender charge schedule and a 2% upfront Payment Enhancement.

THE PRINCIPAL REWARDS PROGRAM

If you elect to participate in the Principal Rewards Program at contract issue, We contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this Program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. You may not elect to participate in this Program if you are age 81 or older at the time of contract issue. Amounts

We contribute to your contract under this Program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the 6-month or 1-year Dollar Cost Averaging (DCA) fixed accounts if you participate in the Principal Rewards Program. However, you may use the 1-year fixed account option as a DCA source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards Program may not perform as well as the contract without the feature.

Enhancement Levels

The Upfront Payment Enhancement Rates, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts invested in the contract. Enhancement Levels may change from time to time, at Our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments, We determine your Enhancement Level by adding your contract value on the date We receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment.

Upfront Payment Enhancement

An Upfront Payment Enhancement is an amount We add to your contract on the day We apply a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect for your Purchase Payments.

Deferred Payment Enhancement

A Deferred Payment Enhancement is an amount We may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by Us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment to which Deferred Payment Enhancement applies prior to the Deferred Payment Enhancement Date, We reduce the amount of corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment

Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

An illustration of how We calculate any applicable Deferred Payment Enhancement amount can be found at the end of this supplement in the PRINCIPAL REWARDS EXAMPLES.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

        -  Your surrender your contract;

        -  A death benefit is paid on your contract;

        -  You switch to the Income Phase of your contract; or

        -  You fully withdraw the corresponding Purchase Payment.


CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments are as follows:

-------------------------------------------------------------------------------------
      ENHANCEMENT       UPFRONT PAYMENT     DEFERRED PAYMENT      DEFERRED PAYMENT
         LEVEL          ENHANCEMENT RATE    ENHANCEMENT RATE      ENHANCEMENT DATE
-------------------------------------------------------------------------------------
Under $40,000                  2%                  0%                   N/A
-------------------------------------------------------------------------------------
$40,000-$99,999                4%                  0%                   N/A
-------------------------------------------------------------------------------------
$100,000-$499,999              4%                  1%           Nine years from the
                                                                  date We receive
                                                                   each Purchase
                                                                      Payment.
-------------------------------------------------------------------------------------
$500,000-more                  5%                  1%           Nine years from the
                                                                  date We receive
                                                                   each Purchase
                                                                      Payment.
-------------------------------------------------------------------------------------

Enhancement Levels and Payment Enhancement Rates may change at any time. Contact your financial advisor for information on the current Enhancement Levels and Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates.

90 Day Window

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, We will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look-Back Adjustment to your contract on or around the 90th day following the date of contact issuance. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look-Back Adjustment amount. We will allocate any applicable Upfront Look-Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time We make the contribution and, if applicable, to the Cash Management Portfolio, for a Deferred Look-Back Adjustment.

An example of a Look-Back Adjustment can be found at the end of this supplement in the PRINCIPAL REWARDS EXAMPLES.

The Principal Rewards Program may not be available through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.


Additionally, participation in the Principal Rewards Program modifies some other provisions of the Prospectus. We have summarized the changes below.


PURCHASING A POLARIS VARIABLE ANNUITY WITH PRINCIPAL REWARDS

RIGHT TO EXAMINE PERIOD

If you decide to cancel your contract during the Right to Examine period, We will refund to you the value of your contract on the day We receive your request minus the Right to Examine Payment Adjustment. The Right to Examine Payment Adjustment is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day We receive your Right to Examine request; or (2) the Payment Enhancement amount(s), if any, which We allocate to your contract. Thus, you receive any gain and We bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

If you contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or
(2) the value of your contract minus the Right to Examine Payment Enhancement Deduction.


INVESTMENT OPTIONS

FIXED ACCOUNT OPTIONS AND THE DCA PROGRAM

If you elect to participate in the Principal Rewards Program, you do not have the option of allocating your money to the 6-month dollar cost averaging ("DCA") fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts"), which are available in conjunction with the Dollar Cost Averaging program. However, you may utilize the one-year fixed account and any Variable Portfolios in conjunction with the Dollar Cost Averaging program.

ACCESS TO YOUR MONEY

You will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or fully surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Purchase Payments, above and beyond the amount of your free withdrawal amount that are withdrawn prior to the end of the ninth year, will result in your paying a penalty in the form of a surrender charge.

Although We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionately reduce the amount of any corresponding Deferred Payment Enhancement.

DEATH BENEFIT

We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date.

INCOME OPTIONS

If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, We will not allocate corresponding Deferred Payment Enhancement to your contract.


================================================================================
                       PRINCIPAL REWARDS PROGRAM EXAMPLES
================================================================================

I.      Deferred Payment Enhancement

If you elect to participate in the Principal Rewards Program at contract issue, We contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment We receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 -- NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000). On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 -- WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500. This example also assumes the following:

        1.     Your contract value on your 5th contract anniversary is $190,000.

        2. You request a withdrawal of $75,000 on your 5th contract anniversary.

        3.     No subsequent Purchase Payments have been made.

        4.     No prior withdrawals have been taken.

        5.     Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the

$10,000 Purchase Payment (5% of $10,000). Your gross withdrawal of $75,500 of which $10,5000 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of you $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500 of your initial Purchase Payment remains in your contract. On you 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transaction occur affecting the Purchase Payment, We allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.     90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

----------------------------------------------------------------------------------
  ENHANCEMENT       UPFRONT PAYMENT     DEFERRED PAYMENT      DEFERRED PAYMENT
     LEVEL          ENHANCEMENT RATE    ENHANCEMENT RATE      ENHANCEMENT DATE
----------------------------------------------------------------------------------
Under $40,000              2%                  0%                    N/A
----------------------------------------------------------------------------------
$40,000-$99,999            4%                  0%                    N/A
----------------------------------------------------------------------------------
$100,000-$499,999          4%                  1%            Nine years from the
                                                            date We receive each
                                                              Purchase Payment.
----------------------------------------------------------------------------------
$500,000-more              5%                  1%            Nine years from the
                                                            date We receive each
                                                              Purchase Payment.
----------------------------------------------------------------------------------

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, We will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If you total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Payment Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     1. Current Enhancement Levels, Rates and Dates (beginning May 1, 2002) throughout the first 90 days.

     2.   No withdrawals in the first 90 days.

     3.   Initial Purchase Payment of $35,000 on May 1, 2002.

     4.   Subsequent Purchase Payment of $40,000 on June 15, 2002.

     5.   Subsequent Purchase Payment of $25,000 on June 30, 2002.

     6.   Subsequent Purchase Payment of $7,500 on July 12, 2002.

ENHANCEMENT AT THE TIME PAYMENTS ARE RECEIVED

-----------------------------------------------------------------------------
                                                                 DEFERRED
    DATE OF        PURCHASE       UPFRONT       DEFERRED         PAYMENT
    PURCHASE        PAYMENT       PAYMENT        PAYMENT       ENHANCEMENT
    PAYMENT         AMOUNT      ENHANCEMENT    ENHANCEMENT         DATE
-----------------------------------------------------------------------------
May 1, 2002         $35,000          2%            0%              N/A
-----------------------------------------------------------------------------
June 15, 2002       $40,000          4%            0%              N/A
-----------------------------------------------------------------------------
June 30, 2002       $25,000          4%            1%         June 30, 2011
-----------------------------------------------------------------------------
July 12, 2002       $7,500           4%            1%         July 12, 2011
-----------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENT ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

----------------------------------------------------------------------------
                                                                DEFERRED
    DATE OF        PURCHASE      UPFRONT       DEFERRED         PAYMENT
    PURCHASE        PAYMENT      PAYMENT        PAYMENT       ENHANCEMENT
    PAYMENT         AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
----------------------------------------------------------------------------
May 1, 2002         $35,000         4%            1%          May 1, 2011
----------------------------------------------------------------------------
June 15, 2002       $40,000         4%            1%         June 15, 2011
----------------------------------------------------------------------------
June 30, 2002       $25,000         4%            1%         June 30, 2011
----------------------------------------------------------------------------
July 12, 2002       $7,500          4%            1%         July 12, 2011
----------------------------------------------------------------------------


Date: December 2, 2002


                Please keep this Supplement with your Prospectus

                                 [POLARIS LOGO]

                                   PROSPECTUS
                                DECEMBER 2, 2002

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris Variable Annuity.                     FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has 38 investment choices -7 fixed account
To learn more about the annuity               options and 31 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and dollar cost averaging fixed accounts for
Additional Information ("SAI") dated          6-month and 1-year periods. The 31 Variable Portfolios are
December 2, 2002. The SAI has been            part of the Anchor Series Trust ("AST"), and the SunAmerica
filed with the Securities and                 Series Trust ("SST").
Exchange Commission ("SEC") and is
incorporated by reference into this           STOCKS:
prospectus. The Table of Contents of            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
the SAI appears on page 25 of this                 - Alliance Growth Portfolio                         SST
prospectus. For a free copy of the                 - Global Equities Portfolio                         SST
SAI, call Us at (800) 99NY-SUN or                  - Growth-Income Portfolio                           SST
write to Us at Our Annuity Service              MANAGED BY DAVIS ADVISORS
Center, P.O. Box 54299, Los Angeles,               - Davis Venture Value Portfolio                     SST
California 90054-0299.                             - Real Estate Portfolio                             SST
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
In addition, the SEC maintains a                   - Federated Value Portfolio                         SST
website (http://www.sec.gov) that                  - Telecom Utility Portfolio                         SST
contains the SAI, materials                     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
incorporated by reference and other                - Goldman Sachs Research Portfolio                  SST
information filed electronically with           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
the SEC by First SunAmerica.                       - MFS Growth & Income Portfolio                     SST
                                                   - MFS Mid Cap Growth Portfolio                      SST
ANNUITIES INVOLVE RISKS, INCLUDING              MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
POSSIBLE LOSS OF PRINCIPAL, AND ARE                - Emerging Markets Portfolio                        SST
NOT A DEPOSIT OR OBLIGATION OF, OR                 - International Growth & Income Portfolio           SST
GUARANTEED OR ENDORSED BY, ANY BANK.               - Putnam Growth Portfolio                           SST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
FEDERAL DEPOSIT INSURANCE                          - Aggressive Growth Portfolio                       SST
CORPORATION, THE FEDERAL RESERVE                   - Blue Chip Growth Portfolio                        SST
BOARD OR ANY OTHER AGENCY.                         - "Dogs" of Wall Street Portfolio                   SST
                                                   - Growth Opportunities Portfolio                    SST
                                                MANAGED BY VAN KAMPEN
                                                   - International Diversified Equities Portfolio      SST
                                                   - Technology Portfolio                              SST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                        SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                     SST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                        SST
                                              BONDS:
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                          SST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                             SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                         SST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                   SST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                         SST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2001 incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

----------------------------------------------------------------
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         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 -------------------------------------------------------------------
 -------------------------------------------------------------------
                          TABLE OF CONTENTS
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     6
 THE POLARIS VARIABLE ANNUITY.................................     7
 PURCHASING A POLARIS VARIABLE ANNUITY........................     8
       Allocation of Purchase Payments........................     8
       Accumulation Units.....................................     8
       Right to Examine.......................................     8
 INVESTMENT OPTIONS...........................................     9
       Variable Portfolios....................................     9
           Anchor Series Trust................................     9
           SunAmerica Series Trust............................     9
       Fixed Account Options..................................    10
       Market Value Adjustment ("MVA")........................    10
       Transfers During the Accumulation Phase................    10
       Dollar Cost Averaging..................................    11
       Asset Allocation Rebalancing...........................    12
       Principal Advantage Program............................    12
       Voting Rights..........................................    12
       Substitution...........................................    13
 ACCESS TO YOUR MONEY.........................................    13
       Systematic Withdrawal Program..........................    13
       Minimum Contract Value.................................    14
 DEATH BENEFIT................................................    14
 EXPENSES.....................................................    15
       Insurance Charges......................................    15
       Withdrawal Charges.....................................    15
       Investment Charges.....................................    15
       Contract Administration Charge.........................    15
       Transfer Fee...........................................    16
       Income Taxes...........................................    16
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    16
 INCOME OPTIONS...............................................    16
       Annuity Date...........................................    16
       Income Options.........................................    16
       Fixed or Variable Income Payments......................    17
       Income Payments........................................    17
       Transfers During the Income Phase......................    17
       Deferment of Payments..................................    17
 TAXES........................................................    17
       Annuity Contracts in General...........................    17
       Tax Treatment of Distributions -
           Non-Qualified Contracts............................    18
       Tax Treatment of Distributions -
           Qualified Contracts................................    18
       Minimum Distributions..................................    18
       Tax Treatment of Death Benefits........................    19
       Contracts Owned by A Trust or Corporation..............    19
       Gifts, Pledges and/or Assignments of a Non-Qualified
       Contract...............................................    19
       Diversification and Investor Control...................    19
 PERFORMANCE..................................................    20
 OTHER INFORMATION............................................    20
       First SunAmerica.......................................    20
       The Separate Account...................................    20
       The General Account....................................    21
       Distribution of the Contract...........................    21
       Administration.........................................    21
       Legal Proceedings......................................    21
       Ownership..............................................    21
       Independent Accountants................................    21
       Registration Statement.................................    21
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")................   B-1
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                              GLOSSARY
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, and the SunAmerica
 Series Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

ALL FINANCIAL REPRESENTATIVES OR AGENTS THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that We receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                                1     2     3     4     5     6     7     8
-----                               ---   ---   ---   ---   ---   ---   ---   ---
                                      7%    6%    5%    4%    3%    2%    1%    0%
TRANSFER FEE                                    No charge for first 15 transfers
                                                each contract year; thereafter,
                                                    fee is $25 per transfer

ANNUAL CONTRACT ADMINISTRATION CHARGE*                            $30
 *waived if contract value is $50,000 or more

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

  Mortality and Expense Risk Charge                         1.37%
  Distribution Expense Charge                               0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES                       1.52%
                                                            =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST
                                 CLASS A SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                             0.70%           0.05%            0.75%
-----------------------------------------------------------------------------------------------------------
Gov't & Quality Bond                                             0.58%           0.06%            0.64%
-----------------------------------------------------------------------------------------------------------
Growth                                                           0.67%           0.05%            0.72%
-----------------------------------------------------------------------------------------------------------
Natural Resources                                                0.75%           0.15%            0.90%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                                 CLASS A SHARES

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                0.68%           0.07%            0.75%
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                  0.60%           0.05%            0.65%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                 0.59%           0.07%            0.66%
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                              0.70%           0.15%            0.85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                  0.48%           0.04%            0.52%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                   0.60%           0.07%            0.67%
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                              0.71%           0.05%            0.76%
-----------------------------------------------------------------------------------------------------------
Dogs of Wall Street                                              0.60%           0.11%            0.71%
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                                 1.25%           0.28%            1.53%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                  0.69%           0.07%            0.76%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                      0.68%           0.13%            0.81%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                  0.72%           0.15%            0.87%
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                                        1.20%           0.15%            1.35%
-----------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                                          0.75%           0.25%            1.00%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                    0.53%           0.05%            0.58%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                  0.63%           0.08%            0.71%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%           0.23%            1.23%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  0.95%           0.25%            1.20%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income                                            0.70%           0.08%            0.78%
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                               0.75%           0.07%            0.82%
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                                 0.66%           0.07%            0.73%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                    0.77%           0.05%            0.82%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                      0.80%           0.12%            0.92%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                              0.60%           0.06%            0.66%
-----------------------------------------------------------------------------------------------------------
Technology                                                       1.20%           0.25%            1.45%
-----------------------------------------------------------------------------------------------------------
Telecom Utility(2)                                               0.75%           0.10%            0.85%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income(2)                                         1.00%           0.11%            1.11%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   (1) For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.16%; Goldman Sachs Research 1.49%; and Growth Opportunities 1.19%.
   (2) The portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:
          (a) you surrender the contract at the end of the stated time period;
          (b) you do not surrender the contract*.

                         PORTFOLIO                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                              (a) $ 94      (a) $123      (a) $155      (a) $268
                                                                  (b) $ 24      (b) $ 73      (b) $125      (b) $268
--------------------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       (a) $ 93      (a) $120      (a) $150      (a) $257
                                                                  (b) $ 23      (b) $ 70      (b) $120      (b) $257
--------------------------------------------------------------------------------------------------------------------
Growth                                                            (a) $ 93      (a) $122      (a) $154      (a) $265
                                                                  (b) $ 23      (b) $ 72      (b) $124      (b) $265
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                                 (a) $ 95      (a) $128      (a) $163      (a) $283
                                                                  (b) $ 25      (b) $ 78      (b) $133      (b) $283
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 (a) $ 94      (a) $123      (a) $155      (a) $268
                                                                  (b) $ 24      (b) $ 73      (b) $125      (b) $268
--------------------------------------------------------------------------------------------------------------------
Alliance Growth                                                   (a) $ 93      (a) $120      (a) $150      (a) $258
                                                                  (b) $ 23      (b) $ 70      (b) $120      (b) $258
--------------------------------------------------------------------------------------------------------------------
Asset Allocation                                                  (a) $ 93      (a) $120      (a) $151      (a) $259
                                                                  (b) $ 23      (b) $ 70      (b) $121      (b) $259
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                                  (a) $ 95      (a) $126      (a) $160      (a) $278
                                                                  (b) $ 25      (b) $ 76      (b) $130      (b) $278
--------------------------------------------------------------------------------------------------------------------
Cash Management                                                   (a) $ 91      (a) $116      (a) $144      (a) $245
                                                                  (b) $ 21      (b) $ 66      (b) $114      (b) $245
--------------------------------------------------------------------------------------------------------------------
Corporate Bond                                                    (a) $ 93      (a) $121      (a) $151      (a) $260
                                                                  (b) $ 23      (b) $ 71      (b) $121      (b) $260
--------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                               (a) $ 94      (a) $123      (a) $156      (a) $269
                                                                  (b) $ 24      (b) $73       (b) $126      (b) $269
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                             (a) $ 93      (a) $122      (a) $153      (a) $264
                                                                  (b) $ 23      (b) $ 72      (b) $123      (b) $264
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                  (a) $102      (a) $146      (a) $194      (a) $343
                                                                  (b) $ 32      (b) $ 96      (b) $164      (b) $343
--------------------------------------------------------------------------------------------------------------------
Federated Value                                                   (a) $ 94      (a) $123      (a) $156      (a) $269
                                                                  (b) $ 24      (b) $ 73      (b) $126      (b) $269
--------------------------------------------------------------------------------------------------------------------
Global Bond                                                       (a) $ 94      (a) $125      (a) $158      (a) $274
                                                                  (b) $ 24      (b) $ 75      (b) $128      (b) $274
--------------------------------------------------------------------------------------------------------------------
Global Equities                                                   (a) $ 95      (a) $127      (a) $161      (a) $280
                                                                  (b) $ 25      (b) $ 77      (b) $131      (b) $280
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                            (a) $100      (a) $141      (a) $185      (a) $327
                                                                  (b) $ 30      (b) $ 91      (b) $155      (b) $327
--------------------------------------------------------------------------------------------------------------------
Growth-Income                                                     (a) $ 92      (a) $118      (a) $147      (a) $251
                                                                  (b) $ 22      (b) $ 68      (b) $117      (b) $251
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities                                              (a) $ 96      (a) $131      (a) $168      (a) $293
                                                                  (b) $ 26      (b) $ 81      (b) $138      (b) $293
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                   (a) $ 93      (a) $122      (a) $153      (a) $264
                                                                  (b) $ 23      (b) $ 72      (b) $123      (b) $264
--------------------------------------------------------------------------------------------------------------------
International Diversified Equities                                (a) $ 99      (a) $138      (a) $179      (a) $315
                                                                  (b) $ 29      (b) $ 88      (b) $149      (b) $315
--------------------------------------------------------------------------------------------------------------------
International Growth and Income                                   (a) $ 98      (a) $137      (a) $178      (a) $312
                                                                  (b) $ 28      (b) $ 87      (b) $148      (b) $312
--------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                             (a) $ 94      (a) $124      (a) $157      (a) $271
                                                                  (b) $ 24      (b) $ 74      (b) $127      (b) $271
--------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                                (a) $ 94      (a) $125      (a) $159      (a) $275
                                                                  (b) $ 24      (b) $ 75      (b) $129      (b) $275
--------------------------------------------------------------------------------------------------------------------
MFS Total Return                                                  (a) $ 94      (a) $123      (a) $154      (a) $266
                                                                  (b) $ 24      (b) $ 73      (b) $124      (b) $266
--------------------------------------------------------------------------------------------------------------------
Putnam Growth                                                     (a) $ 94      (a) $125      (a) $159      (a) $275
                                                                  (b) $ 24      (b) $ 75      (b) $129      (b) $275
--------------------------------------------------------------------------------------------------------------------
Real Estate                                                       (a) $ 95      (a) $128      (a) $164      (a) $285
                                                                  (b) $ 25      (b) $ 78      (b) $134      (b) $285
--------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               (a) $ 93      (a) $120      (a) $151      (a) $259
                                                                  (b) $ 23      (b) $ 70      (b) $121      (b) $259
--------------------------------------------------------------------------------------------------------------------
Technology                                                        (a) $101      (a) $144      (a) $190      (a) $336
                                                                  (b) $ 31      (b) $ 94      (b) $160      (b) $336
--------------------------------------------------------------------------------------------------------------------
Telecom Utility                                                   (a) $ 95      (a) $126      (a) $160      (a) $278
                                                                  (b) $ 25      (b) $ 76      (b) $130      (b) $278
--------------------------------------------------------------------------------------------------------------------
Worldwide High Income                                             (a) $ 97      (a) $134      (a) $173      (a) $304
                                                                  (b) $ 27      (b) $ 84      (b) $143      (b) $304
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

         * First SunAmerica does not impose any fees or charges when you begin the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. In addition to the stated assumptions, the Examples assume that no transfer fees were imposed. In calculating the Examples, We convert the contract administration charge of $30 to a percentage using an assumed contract value of $40,000.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below established maximum allowed by any applicable state expense limitations or the following percentages of Variable Portfolio's average net assets: Blue Chip Growth 0.85%, Goldman Sachs Research 1.35%, and Growth Opportunities 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume an Insurance Charges of 1.52% and that no transfer fees were imposed.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                          THE POLARIS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.
This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 31 Variable Portfolios.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS ON PAGE 9.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris Variable Annuity. When you purchase a Polaris Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                     PURCHASING A POLARIS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 17.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 9.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day we receive your request.

Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a Right to Examine. With respect to those contracts, We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 31 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SST") portfolios. SunAmerica Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

The Variable Portfolios, along with the Trusts' subadvisers are listed below:

STOCKS:
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated Value Portfolio                                            SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Growth & Income Portfolio                                        SST
      - MFS Mid Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                           SST
      - International Growth & Income Portfolio                              SST
      - Putnam Growth Portfolio                                              SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio                                      SST
      - Growth Opportunities Portfolio                                       SST
  MANAGED BY VAN KAMPEN
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Asset Allocation Portfolio                                           SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                        SST

BONDS:
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. First SunAmerica will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which We call guarantee periods. You also have the option of allocating your money to the 6-month dollar cost averaging ("DCA") fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging program. PLEASE SEE THE SECTION ON DOLLAR COST AVERAGING ON PAGE 11 FOR ADDITIONAL INFORMATION ABOUT, INCLUDING LIMITATIONS ON, AND THE AVAILABILITY AND OPERATION OF THE DCA FIXED ACCOUNTS. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which We credit the applicable rate (one, three, five, seven or ten years).

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us how to reallocate the money. We do not contact you. If We do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. SEE DOLLAR COST AVERAGING ON PAGE 11 FOR MORE INFORMATION.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 1, 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If We are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount.

First SunAmerica does not assess an MVA against withdrawals under the following circumstances:

     - If made within 30 days after the end of a guarantee period;
     - If made to pay contract fees and charges;
     - To pay a death benefit; and
     - If annuitization occurs on the latest Annuity Date.

The 1-year fixed account option and the DCA fixed account options do not impose a negative MVA. These accounts are not registered under the Securities Act of 1933 and is not subject to the provisions of the Investment Company Act of 1940 ("Investment Company Act").

APPENDIX B SHOWS HOW WE CALCULATE THE MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.sunamerica.com).

We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. Pacific Standard Time ("PST"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market infefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS ON PAGE 16.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate the DCA program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, We transfer all your money allocated to that account into the Variable Portfolios monthly, over the selected 6-month or 1-year period. Quarterly transfers are not available when you use the 6-month or 1-year DCA fixed account as your source account. You cannot change the option once selected.

If allocated to the 6-month or the 1-year DCA fixed accounts, We transfer your money monthly, over a maximum of 6 or 12 monthly transfers, respectively. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, We transfer your money over a period of 5 months, so that each payment complies with the $100 per transfer minimum.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, We transfer the remaining money to the 1-year fixed account option, unless We receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 16.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES ON PAGE 15.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 15. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 17.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
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If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

For contracts issued prior to April 28, 1997 the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or
     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or
     - After your seventh contract anniversary, the greater of:
        (a) the value of your contract on the day before your last contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since that anniversary; or
        (b) the death benefit on the day before your last contract anniversary, less any withdrawals (and any fees or charges applicable to such withdrawals) since that date.

For contracts issued on or after April 28, 1997 and before October 24, 2001, the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or

     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     - the maximum of the anniversary values prior to your 81st birthday. The anniversary value of your contract is equal to the value of your contract on each contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since the anniversary.

The information below describes the death benefits on contracts issued on or after October 24, 2001:

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 16.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

We may require additional proof before We pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.
If a Beneficiary does not elect a specific form of pay out within 60 days of Our receipt of proof of death and any other paperwork necessary to process a death benefit claim, We pay a lump sum death benefit to the Beneficiary.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

INSURANCE CHARGES

The Company deducts a mortality and expense risk charge and a distribution change in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 13. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
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
   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
----------------------------------------------------------------

When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 17.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED AT PAGE 5 ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE TRUSTS, WHICH ARE ATTACHED.

     SERVICE FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST

Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ON PAGE 9.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.
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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 17.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. During the Income Phase, transfers may not take place between a fixed investment option and a Variable Portfolio. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ON PAGE 13 FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF
THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, which are effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.
Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company (dba Anchor National Life Insurance Company), SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising seven wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The audited financial statements of First SunAmerica Life Insurance Company, at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account (Portion Relating to the Polaris Variable Annuity) at December 31, 2001, and for the years ended December 31, 2001 and 2000, are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.35        $ 14.19      $   17.63     $   21.26
  Ending AUV.........    $ 14.19        $ 17.63      $   21.26     $   23.72
  Ending Number of
    AUs..............     52,583        242,433        510,291       804,058

-----------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......    $ 10.55        $ 11.51      $   11.94     $   12.65
  Ending AUV.........    $ 11.51        $ 11.94      $   12.65     $   13.66
  Ending Number of
    AUs..............     37,576        127,538        190,449       626,578

-----------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......    $ 11.02         $12.95      $   16.32     $   20.31
  Ending AUV.........    $ 12.95        $ 16.32      $   20.31     $   24.41
  Ending Number of
    AUs..............     15,156        104,264        196,539       387,194

-----------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......    $ 10.17        $ 10.78      $   12.13     $   11.14
  Ending AUV.........    $ 10.78        $ 12.13      $   11.14     $    9.30
  Ending Number of
    AUs..............      5,306         62,002        112,509       110,305

-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.29     $   11.51
  Ending AUV.........         --        $ 10.29      $   11.51     $   11.86
  Ending Number of
    AUs..............         --        160,390        478,003       596,478

-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.52        $ 15.44      $   19.46     $   24.51
  Ending AUV.........    $ 15.44        $ 19.46      $   24.51     $   32.81
  Ending Number of
    AUs..............     52,943        322,225        679,444     1,175,581

-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......    $ 11.29        $ 12.64      $   14.97     $   17.98
  Ending AUV.........    $ 12.64        $ 14.97      $   17.98     $   18.22
  Ending Number of
    AUs..............     60,824        264,208        581,922     1,018,350

-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......    $ 10.44        $ 10.67      $   11.04     $   11.43
  Ending AUV.........    $ 10.67        $ 11.04      $   11.43     $   11.83
  Ending Number of
    AUs..............     59,731         52,729        231,674       612,898

-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 10.21        $ 11.10      $   11.65     $   12.54
  Ending AUV.........    $ 11.10        $ 11.65      $   12.54     $   13.15
  Ending Number of
    AUs..............      5,375         48,161        120,997       333,510

-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......         --             --      $   10.00     $    7.97
  Ending AUV.........         --             --      $    7.97     $    6.14
  Ending Number of
    AUs..............         --             --         85,313       180,636

-----------------------------------------------------------------------------

                       FISCAL YEAR   11/30/1999-   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01
---------------------  -----------------------------------------------------
---------------------  -----------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.72    $    36.39    $     43.17   $    39.336
  Ending AUV.........   $   36.39    $    43.17    $     39.34   $    33.864
  Ending Number of
    AUs..............     979,651     1,008,089      1,176,265     1,090,165
-----------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......   $   13.66    $    13.37    $     13.28   $    14.557
  Ending AUV.........   $   13.37         13.28          14.56   $    15.330
  Ending Number of
    AUs..............     817,993       844,907        933,714     1,450,903
-----------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......   $   24.41    $    29.74    $     32.61   $    31.785
  Ending AUV.........   $   29.74         32.61          31.78   $    27.208
  Ending Number of
    AUs..............     543,129       544,578        694,931       667,604
-----------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......   $    9.30    $    11.40    $     12.50   $    14.706
  Ending AUV.........   $   11.40    $    12.50    $     14.71   $    14.327
  Ending Number of
    AUs..............     145,614       149,945        161,958       168,114
-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   11.86    $    19.02    $     24.30   $    20.283
  Ending AUV.........   $   19.02    $    24.30    $     20.28   $    13.648
  Ending Number of
    AUs..............     805,328       867,740      1,181,778       947,783
-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   32.81    $    44.31    $     48.56   $    38.509
  Ending AUV.........   $   44.31    $    48.56    $     38.51   $    32.621
  Ending Number of
    AUs..............   1,901,945     2,004,501      2,241,731     2,083,516
-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......   $   18.22    $    19.10    $     19.81   $    19.448
  Ending AUV.........   $   19.10    $    19.81    $     19.45   $    18.614
  Ending Number of
    AUs..............   1,041,762     1,050,186        943,919       908,702
-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......          --            --             --   $     8.629
  Ending AUV.........          --            --             --   $     6.692
  Ending Number of
    AUs..............          --            --             --        71,516
-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......   $   11.83    $    12.20    $     12.25   $    12.793
  Ending AUV.........   $   12.20    $    12.25    $     12.79   $    13.062
  Ending Number of
    AUs..............   1,003,095     1,022,344        845,056     1,624,211
-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   13.15    $    12.78    $     12.76   $    13.190
  Ending AUV.........   $   12.78    $    12.76    $     13.19   $    13.972
  Ending Number of
    AUs..............     443,122       451,341        533,404       678,806
-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......       10.00    $     9.12    $      8.99   $     9.122
  Ending AUV.........   $    9.12    $     8.99    $      9.12   $     9.692
  Ending Number of
    AUs..............       7,956        23,471         73,876        13,220
-----------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......   $    6.14    $     8.99    $     10.77   $     6.755
  Ending AUV.........   $    8.99    $    10.77    $      6.75   $     6.539
  Ending Number of
    AUs..............     324,647       346,205        619,415       604,720
-----------------------------------------------------------------------------
                                      AUV - Accumulation Unit Value
                                      AU - Accumulation Units

                       FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.00     $   13.62
  Ending AUV.........         --        $ 11.00      $   13.62     $   15.86
  Ending Number of
    AUs..............         --         69,098        218,504       450,138

-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.37        $ 11.20      $   12.25     $   13.08
  Ending AUV.........    $ 11.20        $ 12.25      $   13.08     $   14.40
  Ending Number of
    AUs..............     12,162         52,993        148,602       257,259

-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......    $ 11.99        $ 13.01      $   15.15     $   16.90
  Ending AUV.........    $ 13.01        $ 15.15      $   16.90     $   19.21
  Ending Number of
    AUs..............     26,604        117,488        310,271       416,656

-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 11.15        $ 13.32      $   16.70     $   21.41
  Ending AUV.........    $ 13.32        $ 16.70      $   21.41     $   25.71
  Ending Number of
    AUs..............     45,266        259,344        614,307     1,032,483

-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 11.18        $ 11.48      $   12.99     $   14.66
  Ending AUV.........    $ 11.48        $ 12.99      $   14.66     $   14.25
  Ending Number of
    AUs..............     40,706        220,725        547,787     1,089,050

-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......    $  9.45        $ 10.07      $   11.39     $   11.62
  Ending AUV.........    $ 10.07        $ 11.39      $   11.62     $   13.53
  Ending Number of
    AUs..............     58,058        355,952        753,010       904,048

-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......         --             --      $   10.00     $   10.33
  Ending AUV.........         --             --      $   10.33     $   11.16
  Ending Number of
    AUs..............         --             --         86,248       309,301

-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.61        $ 12.81      $   14.94     $   17.63
  Ending AUV.........    $ 12.81        $ 14.94      $   17.63     $   20.46
  Ending Number of
    AUs..............     22,973         94,650        154,635       191,762

-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 10.90        $ 12.33      $   13.82     $   15.45
  Ending AUV.........    $ 12.33        $ 13.82      $   15.45     $   17.28
  Ending Number of
    AUs..............     41,654        157,110        230,784       277,940

-----------------------------------------------------------------------------

                       FISCAL YEAR   11/30/1999-   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01
---------------------  -----------------------------------------------------
---------------------  -----------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.86    $    16.43    $     16.89   $    17.029
  Ending AUV.........   $   16.43         16.89          17.03   $    16.381
  Ending Number of
    AUs..............     555,385       562,638        569,507       892,376
-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   14.40    $    14.11    $     14.09   $    15.158
  Ending AUV.........   $   14.11    $    14.09    $     15.16   $    15.678
  Ending Number of
    AUs..............     331,825       341,155        303,023       298,386
-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......   $   19.21    $    24.20    $     26.57   $    21.653
  Ending AUV.........   $   24.20    $    26.57    $     21.65   $    17.472
  Ending Number of
    AUs..............     461,621       484,217        695,920       627,495
-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......          --            --             --   $     9.332
  Ending AUV.........          --            --             --   $     7.173
  Ending Number of
    AUs..............          --            --             --        39,318
-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   25.71    $    33.11    $     35.91   $    32.417
  Ending AUV.........   $   33.11    $    35.91    $     32.42   $    26.847
  Ending Number of
    AUs..............   1,679,055     1,734,522      1,935,691     1,840,665
-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......          --            --             --   $     8.515
  Ending AUV.........          --            --             --   $     5.807
  Ending Number of
    AUs..............          --            --             --        93,154
-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   14.25    $    14.71    $     14.87   $    13.278
  Ending AUV.........   $   14.71    $    14.87    $     13.28   $    12.511
  Ending Number of
    AUs..............   1,006,610     1,172,818      1,049,023       792,749
-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......   $   13.53    $    15.49    $     16.92   $    13.614
  Ending AUV.........   $   15.49    $    16.92    $     13.61   $    10.196
  Ending Number of
    AUs..............     921,115       905,352        913,536       849,549
-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......   $   11.16    $    13.40    $     14.07   $    14.023
  Ending AUV.........   $   13.40    $    14.07    $     14.02   $    10.743
  Ending Number of
    AUs..............     475,183       512,671        698,555       726,543
-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   20.46    $    22.55    $     23.67   $    23.224
  Ending AUV.........   $   22.55    $    23.67    $     23.22   $    19.203
  Ending Number of
    AUs..............     430,432       445,395        502,203       553,233
-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......       10.00    $    14.23    $     16.31   $    17.607
  Ending AUV.........   $   14.23    $    16.31    $     17.61   $    13.420
  Ending Number of
    AUs..............      65,176        88,761        444,486       588,354
-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   17.28    $    18.50    $     18.60   $    21.433
  Ending AUV.........   $   18.50    $    18.60    $     21.43   $    21.225
  Ending Number of
    AUs..............     464,535       490,051        508,441       742,776
-----------------------------------------------------------------------------
                                      AUV - Accumulation Unit Value
                                      AU - Accumulation Units

                       FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.36        $ 12.60      $   14.88     $   18.47
  Ending AUV.........    $ 12.60        $ 14.88      $   18.47     $   22.29
  Ending Number of
    AUs..............     31,960        114,619        231,883       473,526

-----------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......         --             --      $   10.00     $   11.44
  Ending AUV.........         --             --      $   11.44     $    9.80
  Ending Number of
    AUs..............         --             --         56,379       132,769

-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.04     $   13.22
  Ending AUV.........         --        $ 11.04      $   13.22     $   15.60
  Ending Number of
    AUs..............         --         72,909        240,556       467,727

-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.67     $   12.74
  Ending AUV.........         --        $ 10.67      $   12.74     $   14.56
  Ending Number of
    AUs..............         --         20,721         59,907       250,048

-----------------------------------------------------------------------------
Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.84        $ 13.29      $   16.68     $   21.30
  Ending AUV.........    $ 13.29        $ 16.68      $   21.30     $   23.36
  Ending Number of
    AUs..............    113,664        605,579      1,424,342     2,149,519

-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.16        $ 11.36      $   14.20     $   15.98
  Ending AUV.........    $ 11.36        $ 14.20      $   15.98     $   13.57
  Ending Number of
    AUs..............     21,556        124,728        399,865       466,233

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                       FISCAL YEAR   11/30/1999-   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01
---------------------  -----------------------------------------------------
---------------------  -----------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   22.29    $    28.36    $     31.67   $    25.556
  Ending AUV.........   $   28.36    $    31.67    $     25.56   $    19.097
  Ending Number of
    AUs..............     828,070       870,842        997,394       883,836
-----------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......   $    9.80    $     8.50    $      8.91   $    10.856
  Ending AUV.........   $    8.50    $     8.91    $     10.86   $    11.339
  Ending Number of
    AUs..............     140,396       146,237        227,262       251,509
-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.60    $    18.23    $     19.69   $    17.560
  Ending AUV.........   $   18.23    $    19.69    $     17.56   $    15.021
  Ending Number of
    AUs..............   1,003,514     1,067,349      1,236,604     1,184,966
-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......          --            --             --   $     7.101
  Ending AUV.........          --            --             --   $     3.452
  Ending Number of
    AUs..............          --            --             --        97,649
-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   14.56    $    15.16    $     15.11   $    13.538
  Ending AUV.........   $   15.16    $    15.11    $     13.54   $    11.504
  Ending Number of
    AUs..............     308,375       382,240        386,004       385,837
-----------------------------------------------------------------------------
Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.36    $    26.57    $     27.88   $    30.052
  Ending AUV.........   $   26.57    $    27.88    $     30.05   $    26.245
  Ending Number of
    AUs..............   2,363,904     2,370,974      2,436,491     2,548,423
-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   13.57    $    15.23    $     15.70   $    15.005
  Ending AUV.........   $   15.23    $    15.70    $     15.00   $    14.299
  Ending Number of
    AUs..............     478,116       472,561        417,746       372,116
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

             AUV - Accumulation Unit Value
             AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                 [(1+I/(1+J+0.0025)](TO THE POWER OF N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is = [(1+I/(1+J+0.0025)](to the power of N/12) - 1
                  = [(1.05)/(1.04+0.0025)](to the power of 18/12) - 1
                  = (1.007194)(to the power of 1.5) - 1
                  = 1.010811 - 1
                  = + 0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.010811) = +$43.24

$43.24 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is = [(1+I)/(1+J+0.0025)](to the power of N/12) - 1
                  = [(1.05)/(1.06+0.0025)](to the power of 18/12) - 1
                  = (0.988235)(to the power of 1.5) - 1
                  = 0.982405 - 1
                  = - 0.017595

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.017595) = -$70.38

$70.38 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                                 [POLARIS LOGO]

                                   PROSPECTUS
                                DECEMBER 2, 2002

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris Variable Annuity.                     FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has 38 investment choices -7 fixed account
To learn more about the annuity               options and 31 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and dollar cost averaging fixed accounts for
Additional Information ("SAI") dated          6-month and 1-year periods. The 31 Variable Portfolios are
December 2, 2002. The SAI has been            part of the Anchor Series Trust ("AST"), and the SunAmerica
filed with the Securities and                 Series Trust ("SST").
Exchange Commission ("SEC") and is
incorporated by reference into this           STOCKS:
prospectus. The Table of Contents of            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
the SAI appears on page 25 of this                 - Alliance Growth Portfolio                         SST
prospectus. For a free copy of the                 - Global Equities Portfolio                         SST
SAI, call Us at (800) 99NY-SUN or                  - Growth-Income Portfolio                           SST
write to Us at Our Annuity Service              MANAGED BY DAVIS ADVISORS
Center, P.O. Box 54299, Los Angeles,               - Davis Venture Value Portfolio                     SST
California 90054-0299.                             - Real Estate Portfolio                             SST
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
In addition, the SEC maintains a                   - Federated Value Portfolio                         SST
website (http://www.sec.gov) that                  - Telecom Utility Portfolio                         SST
contains the SAI, materials                     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
incorporated by reference and other                - Goldman Sachs Research Portfolio                  SST
information filed electronically with           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
the SEC by First SunAmerica.                       - MFS Growth & Income Portfolio                     SST
                                                   - MFS Mid Cap Growth Portfolio                      SST
ANNUITIES INVOLVE RISKS, INCLUDING              MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
POSSIBLE LOSS OF PRINCIPAL, AND ARE                - Emerging Markets Portfolio                        SST
NOT A DEPOSIT OR OBLIGATION OF, OR                 - International Growth & Income Portfolio           SST
GUARANTEED OR ENDORSED BY, ANY BANK.               - Putnam Growth Portfolio                           SST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
FEDERAL DEPOSIT INSURANCE                          - Aggressive Growth Portfolio                       SST
CORPORATION, THE FEDERAL RESERVE                   - Blue Chip Growth Portfolio                        SST
BOARD OR ANY OTHER AGENCY.                         - "Dogs" of Wall Street Portfolio                   SST
                                                   - Growth Opportunities Portfolio                    SST
                                                MANAGED BY VAN KAMPEN
                                                   - International Diversified Equities Portfolio      SST
                                                   - Technology Portfolio                              SST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                        SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                     SST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                        SST
                                              BONDS:
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                          SST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                             SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                         SST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                   SST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                         SST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2001 incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 -------------------------------------------------------------------
 -------------------------------------------------------------------
                          TABLE OF CONTENTS
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     6
 THE POLARIS VARIABLE ANNUITY.................................     7
 PURCHASING A POLARIS VARIABLE ANNUITY........................     8
       Allocation of Purchase Payments........................     8
       Accumulation Units.....................................     8
       Right to Examine.......................................     8
 INVESTMENT OPTIONS...........................................     9
       Variable Portfolios....................................     9
           Anchor Series Trust................................     9
           SunAmerica Series Trust............................     9
       Fixed Account Options..................................    10
       Market Value Adjustment ("MVA")........................    10
       Transfers During the Accumulation Phase................    10
       Dollar Cost Averaging..................................    11
       Asset Allocation Rebalancing...........................    12
       Principal Advantage Program............................    12
       Voting Rights..........................................    12
       Substitution...........................................    13
 ACCESS TO YOUR MONEY.........................................    13
       Systematic Withdrawal Program..........................    13
       Minimum Contract Value.................................    14
 DEATH BENEFIT................................................    14
 EXPENSES.....................................................    15
       Insurance Charges......................................    15
       Withdrawal Charges.....................................    15
       Investment Charges.....................................    15
       Contract Administration Charge.........................    15
       Transfer Fee...........................................    16
       Income Taxes...........................................    16
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    16
 INCOME OPTIONS...............................................    16
       Annuity Date...........................................    16
       Income Options.........................................    16
       Fixed or Variable Income Payments......................    17
       Income Payments........................................    17
       Transfers During the Income Phase......................    17
       Deferment of Payments..................................    17
 TAXES........................................................    17
       Annuity Contracts in General...........................    17
       Tax Treatment of Distributions -
           Non-Qualified Contracts............................    18
       Tax Treatment of Distributions -
           Qualified Contracts................................    18
       Minimum Distributions..................................    18
       Tax Treatment of Death Benefits........................    19
       Contracts Owned by A Trust or Corporation..............    19
       Gifts, Pledges and/or Assignments of a Non-Qualified
       Contract...............................................    19
       Diversification and Investor Control...................    19
 PERFORMANCE..................................................    20
 OTHER INFORMATION............................................    20
       First SunAmerica.......................................    20
       The Separate Account...................................    20
       The General Account....................................    21
       Distribution of the Contract...........................    21
       Administration.........................................    21
       Legal Proceedings......................................    21
       Ownership..............................................    21
       Independent Accountants................................    21
       Registration Statement.................................    21
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")................   B-1
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                              GLOSSARY
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, and the SunAmerica
 Series Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

ALL FINANCIAL REPRESENTATIVES OR AGENTS THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that We receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                                1     2     3     4     5     6     7     8
-----                               ---   ---   ---   ---   ---   ---   ---   ---
                                      7%    6%    5%    4%    3%    2%    1%    0%
TRANSFER FEE                                    No charge for first 15 transfers
                                                each contract year; thereafter,
                                                    fee is $25 per transfer

ANNUAL CONTRACT ADMINISTRATION CHARGE*                            $30
 *waived if contract value is $50,000 or more

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

  Mortality and Expense Risk Charge                         1.37%
  Distribution Expense Charge                               0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES                       1.52%
                                                            =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST
                                 CLASS A SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                             0.70%           0.05%            0.75%
-----------------------------------------------------------------------------------------------------------
Gov't & Quality Bond                                             0.58%           0.06%            0.64%
-----------------------------------------------------------------------------------------------------------
Growth                                                           0.67%           0.05%            0.72%
-----------------------------------------------------------------------------------------------------------
Natural Resources                                                0.75%           0.15%            0.90%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                                 CLASS A SHARES

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                0.68%           0.07%            0.75%
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                  0.60%           0.05%            0.65%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                 0.59%           0.07%            0.66%
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                              0.70%           0.15%            0.85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                  0.48%           0.04%            0.52%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                   0.60%           0.07%            0.67%
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                              0.71%           0.05%            0.76%
-----------------------------------------------------------------------------------------------------------
Dogs of Wall Street                                              0.60%           0.11%            0.71%
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                                 1.25%           0.28%            1.53%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                  0.69%           0.07%            0.76%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                      0.68%           0.13%            0.81%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                  0.72%           0.15%            0.87%
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                                        1.20%           0.15%            1.35%
-----------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                                          0.75%           0.25%            1.00%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                    0.53%           0.05%            0.58%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                  0.63%           0.08%            0.71%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%           0.23%            1.23%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  0.95%           0.25%            1.20%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income                                            0.70%           0.08%            0.78%
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                               0.75%           0.07%            0.82%
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                                 0.66%           0.07%            0.73%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                    0.77%           0.05%            0.82%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                      0.80%           0.12%            0.92%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                              0.60%           0.06%            0.66%
-----------------------------------------------------------------------------------------------------------
Technology                                                       1.20%           0.25%            1.45%
-----------------------------------------------------------------------------------------------------------
Telecom Utility(2)                                               0.75%           0.10%            0.85%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income(2)                                         1.00%           0.11%            1.11%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   (1) For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.16%; Goldman Sachs Research 1.49%; and Growth Opportunities 1.19%.
   (2) The portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:
          (a) you surrender the contract at the end of the stated time period;
          (b) you do not surrender the contract*.

                         PORTFOLIO                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                              (a) $ 94      (a) $123      (a) $155      (a) $268
                                                                  (b) $ 24      (b) $ 73      (b) $125      (b) $268
--------------------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       (a) $ 93      (a) $120      (a) $150      (a) $257
                                                                  (b) $ 23      (b) $ 70      (b) $120      (b) $257
--------------------------------------------------------------------------------------------------------------------
Growth                                                            (a) $ 93      (a) $122      (a) $154      (a) $265
                                                                  (b) $ 23      (b) $ 72      (b) $124      (b) $265
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                                 (a) $ 95      (a) $128      (a) $163      (a) $283
                                                                  (b) $ 25      (b) $ 78      (b) $133      (b) $283
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 (a) $ 94      (a) $123      (a) $155      (a) $268
                                                                  (b) $ 24      (b) $ 73      (b) $125      (b) $268
--------------------------------------------------------------------------------------------------------------------
Alliance Growth                                                   (a) $ 93      (a) $120      (a) $150      (a) $258
                                                                  (b) $ 23      (b) $ 70      (b) $120      (b) $258
--------------------------------------------------------------------------------------------------------------------
Asset Allocation                                                  (a) $ 93      (a) $120      (a) $151      (a) $259
                                                                  (b) $ 23      (b) $ 70      (b) $121      (b) $259
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                                  (a) $ 95      (a) $126      (a) $160      (a) $278
                                                                  (b) $ 25      (b) $ 76      (b) $130      (b) $278
--------------------------------------------------------------------------------------------------------------------
Cash Management                                                   (a) $ 91      (a) $116      (a) $144      (a) $245
                                                                  (b) $ 21      (b) $ 66      (b) $114      (b) $245
--------------------------------------------------------------------------------------------------------------------
Corporate Bond                                                    (a) $ 93      (a) $121      (a) $151      (a) $260
                                                                  (b) $ 23      (b) $ 71      (b) $121      (b) $260
--------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                               (a) $ 94      (a) $123      (a) $156      (a) $269
                                                                  (b) $ 24      (b) $73       (b) $126      (b) $269
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                             (a) $ 93      (a) $122      (a) $153      (a) $264
                                                                  (b) $ 23      (b) $ 72      (b) $123      (b) $264
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                  (a) $102      (a) $146      (a) $194      (a) $343
                                                                  (b) $ 32      (b) $ 96      (b) $164      (b) $343
--------------------------------------------------------------------------------------------------------------------
Federated Value                                                   (a) $ 94      (a) $123      (a) $156      (a) $269
                                                                  (b) $ 24      (b) $ 73      (b) $126      (b) $269
--------------------------------------------------------------------------------------------------------------------
Global Bond                                                       (a) $ 94      (a) $125      (a) $158      (a) $274
                                                                  (b) $ 24      (b) $ 75      (b) $128      (b) $274
--------------------------------------------------------------------------------------------------------------------
Global Equities                                                   (a) $ 95      (a) $127      (a) $161      (a) $280
                                                                  (b) $ 25      (b) $ 77      (b) $131      (b) $280
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                            (a) $100      (a) $141      (a) $185      (a) $327
                                                                  (b) $ 30      (b) $ 91      (b) $155      (b) $327
--------------------------------------------------------------------------------------------------------------------
Growth-Income                                                     (a) $ 92      (a) $118      (a) $147      (a) $251
                                                                  (b) $ 22      (b) $ 68      (b) $117      (b) $251
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities                                              (a) $ 96      (a) $131      (a) $168      (a) $293
                                                                  (b) $ 26      (b) $ 81      (b) $138      (b) $293
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                   (a) $ 93      (a) $122      (a) $153      (a) $264
                                                                  (b) $ 23      (b) $ 72      (b) $123      (b) $264
--------------------------------------------------------------------------------------------------------------------
International Diversified Equities                                (a) $ 99      (a) $138      (a) $179      (a) $315
                                                                  (b) $ 29      (b) $ 88      (b) $149      (b) $315
--------------------------------------------------------------------------------------------------------------------
International Growth and Income                                   (a) $ 98      (a) $137      (a) $178      (a) $312
                                                                  (b) $ 28      (b) $ 87      (b) $148      (b) $312
--------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                             (a) $ 94      (a) $124      (a) $157      (a) $271
                                                                  (b) $ 24      (b) $ 74      (b) $127      (b) $271
--------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                                (a) $ 94      (a) $125      (a) $159      (a) $275
                                                                  (b) $ 24      (b) $ 75      (b) $129      (b) $275
--------------------------------------------------------------------------------------------------------------------
MFS Total Return                                                  (a) $ 94      (a) $123      (a) $154      (a) $266
                                                                  (b) $ 24      (b) $ 73      (b) $124      (b) $266
--------------------------------------------------------------------------------------------------------------------
Putnam Growth                                                     (a) $ 94      (a) $125      (a) $159      (a) $275
                                                                  (b) $ 24      (b) $ 75      (b) $129      (b) $275
--------------------------------------------------------------------------------------------------------------------
Real Estate                                                       (a) $ 95      (a) $128      (a) $164      (a) $285
                                                                  (b) $ 25      (b) $ 78      (b) $134      (b) $285
--------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               (a) $ 93      (a) $120      (a) $151      (a) $259
                                                                  (b) $ 23      (b) $ 70      (b) $121      (b) $259
--------------------------------------------------------------------------------------------------------------------
Technology                                                        (a) $101      (a) $144      (a) $190      (a) $336
                                                                  (b) $ 31      (b) $ 94      (b) $160      (b) $336
--------------------------------------------------------------------------------------------------------------------
Telecom Utility                                                   (a) $ 95      (a) $126      (a) $160      (a) $278
                                                                  (b) $ 25      (b) $ 76      (b) $130      (b) $278
--------------------------------------------------------------------------------------------------------------------
Worldwide High Income                                             (a) $ 97      (a) $134      (a) $173      (a) $304
                                                                  (b) $ 27      (b) $ 84      (b) $143      (b) $304
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

         * First SunAmerica does not impose any fees or charges when you begin the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. In addition to the stated assumptions, the Examples assume that no transfer fees were imposed. In calculating the Examples, We convert the contract administration charge of $30 to a percentage using an assumed contract value of $40,000.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below established maximum allowed by any applicable state expense limitations or the following percentages of Variable Portfolio's average net assets: Blue Chip Growth 0.85%, Goldman Sachs Research 1.35%, and Growth Opportunities 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume an Insurance Charges of 1.52% and that no transfer fees were imposed.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                          THE POLARIS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.
This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 31 Variable Portfolios.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS ON PAGE 9.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris Variable Annuity. When you purchase a Polaris Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                     PURCHASING A POLARIS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 17.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 9.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day we receive your request.

Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a Right to Examine. With respect to those contracts, We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 31 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SST") portfolios. SunAmerica Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

The Variable Portfolios, along with the Trusts' subadvisers are listed below:

STOCKS:
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated Value Portfolio                                            SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Growth & Income Portfolio                                        SST
      - MFS Mid Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                           SST
      - International Growth & Income Portfolio                              SST
      - Putnam Growth Portfolio                                              SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio                                      SST
      - Growth Opportunities Portfolio                                       SST
  MANAGED BY VAN KAMPEN
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Asset Allocation Portfolio                                           SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                        SST

BONDS:
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. First SunAmerica will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which We call guarantee periods. You also have the option of allocating your money to the 6-month dollar cost averaging ("DCA") fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging program. PLEASE SEE THE SECTION ON DOLLAR COST AVERAGING ON PAGE 11 FOR ADDITIONAL INFORMATION ABOUT, INCLUDING LIMITATIONS ON, AND THE AVAILABILITY AND OPERATION OF THE DCA FIXED ACCOUNTS. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which We credit the applicable rate (one, three, five, seven or ten years).

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us how to reallocate the money. We do not contact you. If We do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. SEE DOLLAR COST AVERAGING ON PAGE 11 FOR MORE INFORMATION.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 1, 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If We are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount.

First SunAmerica does not assess an MVA against withdrawals under the following circumstances:

     - If made within 30 days after the end of a guarantee period;
     - If made to pay contract fees and charges;
     - To pay a death benefit; and
     - If annuitization occurs on the latest Annuity Date.

The 1-year fixed account option and the DCA fixed account options do not impose a negative MVA. These accounts are not registered under the Securities Act of 1933 and is not subject to the provisions of the Investment Company Act of 1940 ("Investment Company Act").

APPENDIX B SHOWS HOW WE CALCULATE THE MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.sunamerica.com).

We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. Pacific Standard Time ("PST"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market infefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS ON PAGE 16.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate the DCA program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, We transfer all your money allocated to that account into the Variable Portfolios monthly, over the selected 6-month or 1-year period. Quarterly transfers are not available when you use the 6-month or 1-year DCA fixed account as your source account. You cannot change the option once selected.

If allocated to the 6-month or the 1-year DCA fixed accounts, We transfer your money monthly, over a maximum of 6 or 12 monthly transfers, respectively. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, We transfer your money over a period of 5 months, so that each payment complies with the $100 per transfer minimum.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, We transfer the remaining money to the 1-year fixed account option, unless We receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 16.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES ON PAGE 15.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 15. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 17.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

For contracts issued prior to April 28, 1997 the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or
     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or
     - After your seventh contract anniversary, the greater of:
        (a) the value of your contract on the day before your last contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since that anniversary; or
        (b) the death benefit on the day before your last contract anniversary, less any withdrawals (and any fees or charges applicable to such withdrawals) since that date.

For contracts issued on or after April 28, 1997 and before October 24, 2001, the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or

     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     - the maximum of the anniversary values prior to your 81st birthday. The anniversary value of your contract is equal to the value of your contract on each contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since the anniversary.

The information below describes the death benefits on contracts issued on or after October 24, 2001:

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 16.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

We may require additional proof before We pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.
If a Beneficiary does not elect a specific form of pay out within 60 days of Our receipt of proof of death and any other paperwork necessary to process a death benefit claim, We pay a lump sum death benefit to the Beneficiary.

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                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

INSURANCE CHARGES

The Company deducts a mortality and expense risk charge and a distribution change in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 13. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE

----------------------------------------------------------------
          YEAR             1    2    3    4    5    6    7    8
----------------------------------------------------------------
   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
----------------------------------------------------------------

When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 17.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED AT PAGE 5 ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE TRUSTS, WHICH ARE ATTACHED.

     SERVICE FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST

Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ON PAGE 9.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.
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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 17.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. During the Income Phase, transfers may not take place between a fixed investment option and a Variable Portfolio. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ON PAGE 13 FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF
THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, which are effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.
Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company (dba Anchor National Life Insurance Company), SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising seven wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The audited financial statements of First SunAmerica Life Insurance Company, at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account (Portion Relating to the Polaris Variable Annuity) at December 31, 2001, and for the years ended December 31, 2001 and 2000, are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

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                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
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--------------------------------------------------------------------------------

                       FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
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
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.35        $ 14.19      $   17.63     $   21.26
  Ending AUV.........    $ 14.19        $ 17.63      $   21.26     $   23.72
  Ending Number of
    AUs..............     52,583        242,433        510,291       804,058

-----------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......    $ 10.55        $ 11.51      $   11.94     $   12.65
  Ending AUV.........    $ 11.51        $ 11.94      $   12.65     $   13.66
  Ending Number of
    AUs..............     37,576        127,538        190,449       626,578

-----------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......    $ 11.02         $12.95      $   16.32     $   20.31
  Ending AUV.........    $ 12.95        $ 16.32      $   20.31     $   24.41
  Ending Number of
    AUs..............     15,156        104,264        196,539       387,194

-----------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......    $ 10.17        $ 10.78      $   12.13     $   11.14
  Ending AUV.........    $ 10.78        $ 12.13      $   11.14     $    9.30
  Ending Number of
    AUs..............      5,306         62,002        112,509       110,305

-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.29     $   11.51
  Ending AUV.........         --        $ 10.29      $   11.51     $   11.86
  Ending Number of
    AUs..............         --        160,390        478,003       596,478

-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.52        $ 15.44      $   19.46     $   24.51
  Ending AUV.........    $ 15.44        $ 19.46      $   24.51     $   32.81
  Ending Number of
    AUs..............     52,943        322,225        679,444     1,175,581

-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......    $ 11.29        $ 12.64      $   14.97     $   17.98
  Ending AUV.........    $ 12.64        $ 14.97      $   17.98     $   18.22
  Ending Number of
    AUs..............     60,824        264,208        581,922     1,018,350

-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......    $ 10.44        $ 10.67      $   11.04     $   11.43
  Ending AUV.........    $ 10.67        $ 11.04      $   11.43     $   11.83
  Ending Number of
    AUs..............     59,731         52,729        231,674       612,898

-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 10.21        $ 11.10      $   11.65     $   12.54
  Ending AUV.........    $ 11.10        $ 11.65      $   12.54     $   13.15
  Ending Number of
    AUs..............      5,375         48,161        120,997       333,510

-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......         --             --      $   10.00     $    7.97
  Ending AUV.........         --             --      $    7.97     $    6.14
  Ending Number of
    AUs..............         --             --         85,313       180,636

-----------------------------------------------------------------------------

                       FISCAL YEAR   11/30/1999-   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01
---------------------  -----------------------------------------------------
---------------------  -----------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.72    $    36.39    $     43.17   $    39.336
  Ending AUV.........   $   36.39    $    43.17    $     39.34   $    33.864
  Ending Number of
    AUs..............     979,651     1,008,089      1,176,265     1,090,165
-----------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......   $   13.66    $    13.37    $     13.28   $    14.557
  Ending AUV.........   $   13.37         13.28          14.56   $    15.330
  Ending Number of
    AUs..............     817,993       844,907        933,714     1,450,903
-----------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......   $   24.41    $    29.74    $     32.61   $    31.785
  Ending AUV.........   $   29.74         32.61          31.78   $    27.208
  Ending Number of
    AUs..............     543,129       544,578        694,931       667,604
-----------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......   $    9.30    $    11.40    $     12.50   $    14.706
  Ending AUV.........   $   11.40    $    12.50    $     14.71   $    14.327
  Ending Number of
    AUs..............     145,614       149,945        161,958       168,114
-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   11.86    $    19.02    $     24.30   $    20.283
  Ending AUV.........   $   19.02    $    24.30    $     20.28   $    13.648
  Ending Number of
    AUs..............     805,328       867,740      1,181,778       947,783
-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   32.81    $    44.31    $     48.56   $    38.509
  Ending AUV.........   $   44.31    $    48.56    $     38.51   $    32.621
  Ending Number of
    AUs..............   1,901,945     2,004,501      2,241,731     2,083,516
-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......   $   18.22    $    19.10    $     19.81   $    19.448
  Ending AUV.........   $   19.10    $    19.81    $     19.45   $    18.614
  Ending Number of
    AUs..............   1,041,762     1,050,186        943,919       908,702
-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......          --            --             --   $     8.629
  Ending AUV.........          --            --             --   $     6.692
  Ending Number of
    AUs..............          --            --             --        71,516
-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......   $   11.83    $    12.20    $     12.25   $    12.793
  Ending AUV.........   $   12.20    $    12.25    $     12.79   $    13.062
  Ending Number of
    AUs..............   1,003,095     1,022,344        845,056     1,624,211
-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   13.15    $    12.78    $     12.76   $    13.190
  Ending AUV.........   $   12.78    $    12.76    $     13.19   $    13.972
  Ending Number of
    AUs..............     443,122       451,341        533,404       678,806
-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......       10.00    $     9.12    $      8.99   $     9.122
  Ending AUV.........   $    9.12    $     8.99    $      9.12   $     9.692
  Ending Number of
    AUs..............       7,956        23,471         73,876        13,220
-----------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......   $    6.14    $     8.99    $     10.77   $     6.755
  Ending AUV.........   $    8.99    $    10.77    $      6.75   $     6.539
  Ending Number of
    AUs..............     324,647       346,205        619,415       604,720
-----------------------------------------------------------------------------
                                      AUV - Accumulation Unit Value
                                      AU - Accumulation Units

                       FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.00     $   13.62
  Ending AUV.........         --        $ 11.00      $   13.62     $   15.86
  Ending Number of
    AUs..............         --         69,098        218,504       450,138

-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.37        $ 11.20      $   12.25     $   13.08
  Ending AUV.........    $ 11.20        $ 12.25      $   13.08     $   14.40
  Ending Number of
    AUs..............     12,162         52,993        148,602       257,259

-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......    $ 11.99        $ 13.01      $   15.15     $   16.90
  Ending AUV.........    $ 13.01        $ 15.15      $   16.90     $   19.21
  Ending Number of
    AUs..............     26,604        117,488        310,271       416,656

-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 11.15        $ 13.32      $   16.70     $   21.41
  Ending AUV.........    $ 13.32        $ 16.70      $   21.41     $   25.71
  Ending Number of
    AUs..............     45,266        259,344        614,307     1,032,483

-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 11.18        $ 11.48      $   12.99     $   14.66
  Ending AUV.........    $ 11.48        $ 12.99      $   14.66     $   14.25
  Ending Number of
    AUs..............     40,706        220,725        547,787     1,089,050

-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......    $  9.45        $ 10.07      $   11.39     $   11.62
  Ending AUV.........    $ 10.07        $ 11.39      $   11.62     $   13.53
  Ending Number of
    AUs..............     58,058        355,952        753,010       904,048

-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......         --             --      $   10.00     $   10.33
  Ending AUV.........         --             --      $   10.33     $   11.16
  Ending Number of
    AUs..............         --             --         86,248       309,301

-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.61        $ 12.81      $   14.94     $   17.63
  Ending AUV.........    $ 12.81        $ 14.94      $   17.63     $   20.46
  Ending Number of
    AUs..............     22,973         94,650        154,635       191,762

-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 10.90        $ 12.33      $   13.82     $   15.45
  Ending AUV.........    $ 12.33        $ 13.82      $   15.45     $   17.28
  Ending Number of
    AUs..............     41,654        157,110        230,784       277,940

-----------------------------------------------------------------------------

                       FISCAL YEAR   11/30/1999-   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01
---------------------  -----------------------------------------------------
---------------------  -----------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.86    $    16.43    $     16.89   $    17.029
  Ending AUV.........   $   16.43         16.89          17.03   $    16.381
  Ending Number of
    AUs..............     555,385       562,638        569,507       892,376
-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   14.40    $    14.11    $     14.09   $    15.158
  Ending AUV.........   $   14.11    $    14.09    $     15.16   $    15.678
  Ending Number of
    AUs..............     331,825       341,155        303,023       298,386
-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......   $   19.21    $    24.20    $     26.57   $    21.653
  Ending AUV.........   $   24.20    $    26.57    $     21.65   $    17.472
  Ending Number of
    AUs..............     461,621       484,217        695,920       627,495
-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......          --            --             --   $     9.332
  Ending AUV.........          --            --             --   $     7.173
  Ending Number of
    AUs..............          --            --             --        39,318
-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   25.71    $    33.11    $     35.91   $    32.417
  Ending AUV.........   $   33.11    $    35.91    $     32.42   $    26.847
  Ending Number of
    AUs..............   1,679,055     1,734,522      1,935,691     1,840,665
-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......          --            --             --   $     8.515
  Ending AUV.........          --            --             --   $     5.807
  Ending Number of
    AUs..............          --            --             --        93,154
-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   14.25    $    14.71    $     14.87   $    13.278
  Ending AUV.........   $   14.71    $    14.87    $     13.28   $    12.511
  Ending Number of
    AUs..............   1,006,610     1,172,818      1,049,023       792,749
-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......   $   13.53    $    15.49    $     16.92   $    13.614
  Ending AUV.........   $   15.49    $    16.92    $     13.61   $    10.196
  Ending Number of
    AUs..............     921,115       905,352        913,536       849,549
-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......   $   11.16    $    13.40    $     14.07   $    14.023
  Ending AUV.........   $   13.40    $    14.07    $     14.02   $    10.743
  Ending Number of
    AUs..............     475,183       512,671        698,555       726,543
-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   20.46    $    22.55    $     23.67   $    23.224
  Ending AUV.........   $   22.55    $    23.67    $     23.22   $    19.203
  Ending Number of
    AUs..............     430,432       445,395        502,203       553,233
-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......       10.00    $    14.23    $     16.31   $    17.607
  Ending AUV.........   $   14.23    $    16.31    $     17.61   $    13.420
  Ending Number of
    AUs..............      65,176        88,761        444,486       588,354
-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   17.28    $    18.50    $     18.60   $    21.433
  Ending AUV.........   $   18.50    $    18.60    $     21.43   $    21.225
  Ending Number of
    AUs..............     464,535       490,051        508,441       742,776
-----------------------------------------------------------------------------
                                      AUV - Accumulation Unit Value
                                      AU - Accumulation Units

                       FISCAL YEAR    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.36        $ 12.60      $   14.88     $   18.47
  Ending AUV.........    $ 12.60        $ 14.88      $   18.47     $   22.29
  Ending Number of
    AUs..............     31,960        114,619        231,883       473,526

-----------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......         --             --      $   10.00     $   11.44
  Ending AUV.........         --             --      $   11.44     $    9.80
  Ending Number of
    AUs..............         --             --         56,379       132,769

-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.04     $   13.22
  Ending AUV.........         --        $ 11.04      $   13.22     $   15.60
  Ending Number of
    AUs..............         --         72,909        240,556       467,727

-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.67     $   12.74
  Ending AUV.........         --        $ 10.67      $   12.74     $   14.56
  Ending Number of
    AUs..............         --         20,721         59,907       250,048

-----------------------------------------------------------------------------
Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.84        $ 13.29      $   16.68     $   21.30
  Ending AUV.........    $ 13.29        $ 16.68      $   21.30     $   23.36
  Ending Number of
    AUs..............    113,664        605,579      1,424,342     2,149,519

-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.16        $ 11.36      $   14.20     $   15.98
  Ending AUV.........    $ 11.36        $ 14.20      $   15.98     $   13.57
  Ending Number of
    AUs..............     21,556        124,728        399,865       466,233

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                       FISCAL YEAR   11/30/1999-   FISCAL YEAR   FISCAL YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01
---------------------  -----------------------------------------------------
---------------------  -----------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   22.29    $    28.36    $     31.67   $    25.556
  Ending AUV.........   $   28.36    $    31.67    $     25.56   $    19.097
  Ending Number of
    AUs..............     828,070       870,842        997,394       883,836
-----------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......   $    9.80    $     8.50    $      8.91   $    10.856
  Ending AUV.........   $    8.50    $     8.91    $     10.86   $    11.339
  Ending Number of
    AUs..............     140,396       146,237        227,262       251,509
-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.60    $    18.23    $     19.69   $    17.560
  Ending AUV.........   $   18.23    $    19.69    $     17.56   $    15.021
  Ending Number of
    AUs..............   1,003,514     1,067,349      1,236,604     1,184,966
-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......          --            --             --   $     7.101
  Ending AUV.........          --            --             --   $     3.452
  Ending Number of
    AUs..............          --            --             --        97,649
-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   14.56    $    15.16    $     15.11   $    13.538
  Ending AUV.........   $   15.16    $    15.11    $     13.54   $    11.504
  Ending Number of
    AUs..............     308,375       382,240        386,004       385,837
-----------------------------------------------------------------------------
Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.36    $    26.57    $     27.88   $    30.052
  Ending AUV.........   $   26.57    $    27.88    $     30.05   $    26.245
  Ending Number of
    AUs..............   2,363,904     2,370,974      2,436,491     2,548,423
-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   13.57    $    15.23    $     15.70   $    15.005
  Ending AUV.........   $   15.23    $    15.70    $     15.00   $    14.299
  Ending Number of
    AUs..............     478,116       472,561        417,746       372,116
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

             AUV - Accumulation Unit Value
             AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                 [(1+I/(1+J+0.0025)](TO THE POWER OF N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is = [(1+I/(1+J+0.0025)](to the power of N/12) - 1
                  = [(1.05)/(1.04+0.0025)](to the power of 18/12) - 1
                  = (1.007194)(to the power of 1.5) - 1
                  = 1.010811 - 1
                  = + 0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.010811) = +$43.24

$43.24 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is = [(1+I)/(1+J+0.0025)](to the power of N/12) - 1
                  = [(1.05)/(1.06+0.0025)](to the power of 18/12) - 1
                  = (0.988235)(to the power of 1.5) - 1
                  = 0.982405 - 1
                  = - 0.017595

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.017595) = -$70.38

$70.38 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT

               ---------------------------------------------------

         SUPPLEMENT TO THE POLARIS II PROSPECTUS DATED DECEMBER 2, 2002
                                 ("SUPPLEMENT")

The following information is provided regarding the optional Principal Rewards Program. These provisions only apply to contracts with the optional Principal Rewards Program.

WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS PROGRAM. GENERALLY, PRODUCTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS PRODUCTS WITH THE PRINCIPAL REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE.

GLOSSARY

To describe the Principal Rewards Program, we use the following defined term:

PAYMENT ENHANCEMENT(s) - The amounts allocated to your contract by Us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

Any other capitalized terms used in this Supplement have the same meaning as the term defined in the Prospectus.

EXPENSES FOR CONTRACTS WITH PRINCIPAL REWARDS

WITHDRAWAL CHARGES

This variable annuity provides an optional bonus feature called "Principal Rewards." If you elect this feature, in exchange for bonuses credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any bonus if you make an early withdrawal.

After a Purchase Payment has been in the contract for nine complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Your surrender schedule if you elect to participate in the Principal Rewards Program will be as follows:

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)


Years                       1       2       3       4       5       6       7       8       9       10
-----                       -       -       -       -       -       -       -       -       -       --
With Principal Rewards      9%      9%      8%      7%      6%      5%      4%      3%      2%       0%


These higher potential withdrawal charges may compensate Us for the expenses associated with the Principal Rewards Program.


                Please keep this Supplement with your Prospectus

The Principal Rewards Program is designed to reward long term investing. We expect that if you remain committed to this investment over the longer term, We will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor the investment management fees are higher on contracts electing the Principal Rewards version.

The other expenses in the contract remain the same.

================================================================================
               EXAMPLES - IF YOU PARTICIPATE IN PRINCIPAL REWARDS
================================================================================

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and: a) you surrender the contract at the end of the stated time period; b) you do not surrender the contract*.


PORTFOLIO                                                1 YEAR             3 YEARS             5 YEARS             10 YEARS
                                                         ------             -------             -------             --------
CAPITAL APPRECIATION                          (a)         $117       (a)      $163       (a)      $202       (a)      $302
                                              (b)         $ 27       (b)      $ 83       (b)      $142       (b)      $302

GOVERNMENT & QUALITY BOND                     (a)         $116       (a)      $159       (a)      $195       (a)      $288
                                              (b)         $ 26       (b)      $ 79       (b)      $135       (b)      $288

GROWTH                                        (a)         $117       (a)      $162       (a)      $200       (a)      $297
                                              (b)         $ 27       (b)      $ 82       (b)      $140       (b)      $297

NATURAL RESOURCES                             (a)         $118       (a)      $167       (a)      $209       (a)      $315
                                              (b)         $ 28       (b)      $ 87       (b)      $149       (b)      $315

AGGRESSIVE GROWTH                             (a)         $117       (a)      $163       (a)      $201       (a)      $300
                                              (b)         $ 27       (b)      $ 83       (b)      $141       (b)      $300

ALLIANCE GROWTH                               (a)         $116       (a)      $160       (a)      $196       (a)      $290
                                              (b)         $ 26       (b)      $ 80       (b)      $136       (b)      $290

ASSET ALLOCATION                              (a)         $116       (a)      $160       (a)      $197       (a)      $292
                                              (b)         $ 26       (b)      $ 80       (b)      $137       (b)      $292

BLUE CHIP GROWTH                              (a)         $118       (a)      $165       (a)      $206       (a)      $309
                                              (b)         $ 28       (b)      $ 85       (b)      $146       (b)      $309

CASH MANAGEMENT                               (a)         $115       (a)      $156       (a)      $189       (a)      $277
                                              (b)         $ 25       (b)      $ 76       (b)      $129       (b)      $277

CORPORATE BOND                                (a)         $116       (a)      $160       (a)      $197       (a)      $292
                                              (b)         $ 26       (b)      $ 80       (b)      $137       (b)      $292

DAVIS VENTURE VALUE                           (a)         $117       (a)      $163       (a)      $202       (a)      $301
                                              (b)         $ 27       (b)      $ 83       (b)      $142       (b)      $301

"DOGS" OF WALL STREET                         (a)         $116       (a)      $161       (a)      $199       (a)      $295
                                              (b)         $ 26       (b)      $ 81       (b)      $139       (b)      $295

EMERGING MARKETS                              (a)         $125       (a)      $186       (a)      $240       (a)      $375
                                              (b)         $ 35       (b)      $106       (b)      $180       (b)      $375

FEDERATED VALUE                               (a)         $117       (a)      $163       (a)      $202       (a)      $301
                                              (b)         $ 27       (b)      $ 83       (b)      $142       (b)      $301

PORTFOLIO                                                1 YEAR             3 YEARS             5 YEARS             10 YEARS
                                                         ------             -------             -------             --------
FOREIGN VALUE                                 (a)         $126       (a)      $189       (a)      $245       (a)      $384
                                              (b)         $ 36       (b)      $109       (a)      $185       (b)      $384

GLOBAL BOND                                   (a)         $118       (a)      $164       (a)      $204       (a)      $306
                                              (b)         $ 28       (b)      $ 84       (b)      $144       (b)      $306

GLOBAL EQUITIES                               (a)         $118       (a)      $167       (a)      $208       (a)      $313
                                              (b)         $ 28       (b)      $ 87       (b)      $148       (b)      $313

GOLDMAN SACHS RESEARCH                        (a)         $123       (a)      $180       (a)      $230       (a)      $357
                                              (b)         $ 33       (b)      $100       (b)      $170       (b)      $357

GROWTH-INCOME                                 (a)         $115       (a)      $157       (a)      $192       (a)      $283
                                              (b)         $ 25       (b)      $ 77       (b)      $132       (b)      $283

GROWTH OPPORTUNITIES                          (a)         $119       (a)      $170       (a)      $213       (a)      $323
                                              (b)         $ 29       (b)      $ 90       (b)      $153       (b)      $323

HIGH YIELD BOND                               (a)         $116       (a)      $161       (a)      $199       (a)      $296
                                              (b)         $ 26       (b)      $ 81       (b)      $139       (b)      $296

INTERNATIONAL DIVERSIFIED EQUITIES            (a)         $122       (a)      $178       (a)      $227       (a)      $349
                                              (b)         $ 32       (b)      $ 98       (b)      $167       (b)      $349

INTERNATIONAL GROWTH & INCOME                 (a)         $122       (a)      $177       (a)      $224       (a)      $345
                                              (b)         $ 32       (b)      $ 97       (b)      $164       (b)      $345

MARSICO GROWTH                                (a)         $119       (a)      $170       (a)      $214       (a)      $324
                                              (b)         $ 29       (b)      $ 90       (b)      $154       (b)      $324

MFS GROWTH & INCOME                           (a)         $117       (a)      $163       (a)      $202       (a)      $302
                                              (b)         $ 27       (b)      $ 83       (b)      $142       (b)      $302

MFS MID-CAP GROWTH                            (a)         $118       (a)      $165       (a)      $205       (a)      $307
                                              (b)         $ 28       (b)      $ 85       (b)      $145       (b)      $307

MFS TOTAL RETURN                              (a)         $117       (a)      $162       (a)      $200       (a)      $297
                                              (b)         $ 27       (b)      $ 82       (b)      $140       (b)      $297

PUTNAM GROWTH                                 (a)         $118       (a)      $165       (a)      $205       (a)      $307
                                              (b)         $ 28       (b)      $ 85       (b)      $145       (b)      $307

REAL ESTATE                                   (a)         $119       (a)      $167       (a)      $209       (a)      $316
                                              (b)         $ 29       (b)      $ 87       (b)      $149       (b)      $316

SMALL AND MID CAP VALUE                       (a)         $123       (a)      $180       (a)      $230       (a)      $357
                                              (b)         $ 33       (b)      $100       (b)      $170       (b)      $357

SUNAMERICA BALANCED                           (a)         $116       (a)      $160       (a)      $196       (a)      $291
                                              (b)         $ 26       (b)      $ 80       (b)      $136       (b)      $291

TECHNOLOGY                                    (a)         $124       (a)      $183       (a)      $235       (a)      $366
                                              (b)         $ 34       (b)      $103       (b)      $175       (b)      $366

TELECOM UTILITY                               (a)         $118       (a)      $166       (a)      $206       (a)      $310
                                              (b)         $ 28       (b)      $ 86       (b)      $146       (b)      $310

WORLDWIDE HIGH INCOME                         (a)         $121       (a)      $174       (a)      $219       (a)      $335
                                              (b)         $ 31       (b)      $ 94       (b)      $159       (b)      $335

VAN KAMPEN LIT COMSTOCK                       (a)         $117       (a)      $164       (a)      $204       (a)      $305
                                              (b)         $ 27       (b)      $ 84       (b)      $144       (b)      $305

VAN KAMPEN LIT EMERGING -- GROWTH             (a)         $117       (a)      $163       (a)      $201       (a)      $300
                                              (b)         $ 27       (b)      $ 83       (b)      $141       (b)      $300

VAN KAMPEN LIT GROWTH AND INCOME              (a)         $117       (a)      $162       (a)      $201       (a)      $299
                                              (b)         $ 27       (b)      $ 82       (b)      $141       (b)      $299

LORD ABBETT SERIES FUND, INC.                 (a)         $116       (a)      $161       (a)      $199       (a)      $296
  GROWTH AND INCOME                           (b)         $ 26       (b)      $ 81       (b)      $139       (b)      $296

PORTFOLIO                                                1 YEAR             3 YEARS             5 YEARS             10 YEARS
                                                         ------             -------             -------             --------
AMERICAN FUNDS GLOBAL GROWTH                  (a)         $116       (a)      $161       (a)      $198       (a)      $294
                                              (b)         $ 26       (b)      $ 81       (b)      $138       (b)      $294

AMERICAN FUNDS GROWTH                         (a)         $113       (a)      $151       (a)      $182       (a)      $261
                                              (b)         $ 23       (b)      $ 71       (b)      $122       (b)      $261

AMERICAN FUNDS GROWTH-INCOME                  (a)         $113       (a)      $150       (a)      $180       (a)      $258
                                              (b)         $ 23       (b)      $ 70       (b)      $120       (b)      $258


* First SunAmerica does not impose any fees or charges when you begin the Income Phase of your contract.

Examples reflecting participation in the Principal Rewards Program reflect the Principal Rewards surrender charge schedule and a 2% upfront Payment Enhancement.

THE PRINCIPAL REWARDS PROGRAM

If you elect to participate in the Principal Rewards Program at contract issue, We contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this Program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. You may not elect to participate in this Program if you are age 81 or older at the time of contract issue. Amounts We contribute to your contract under this Program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the 6-month or 1-year Dollar Cost Averaging (DCA) fixed accounts if you participate in the Principal Rewards Program. However, you may use the 1-year fixed account option as a DCA source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards Program may not perform as well as the contract without the feature.

Enhancement Levels

The Upfront Payment Enhancement Rates, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts invested in the contract. Enhancement Levels may change from time to time, at Our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments, We determine your Enhancement Level by adding your contract value on the date We receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment.

Upfront Payment Enhancement

An Upfront Payment Enhancement is an amount We add to your contract on the day We apply a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect for your Purchase Payments.

Deferred Payment Enhancement

A Deferred Payment Enhancement is an amount We may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by Us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment to which Deferred Payment Enhancement applies prior to the Deferred Payment Enhancement Date, We reduce the amount of corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

An illustration of how We calculate any applicable Deferred Payment Enhancement amount can be found at the end of this supplement in the PRINCIPAL REWARDS EXAMPLES.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

-  Your surrender your contract;

-  A death benefit is paid on your contract;

-  You switch to the Income Phase of your contract; or

-  You fully withdraw the corresponding Purchase Payment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments are as follows:


ENHANCEMENT          UPFRONT PAYMENT    DEFERRED PAYMENT     DEFERRED PAYMENT
   LEVEL             ENHANCEMENT RATE   ENHANCEMENT RATE     ENHANCEMENT DATE
-----------          ----------------   ----------------     ----------------
Under $40,000              2%                  0%                  N/A

$40,000-$99,999            4%                  0%                  N/A

$100,000-$499,999          4%                  1%         Nine years from the date
                                                              We receive each
                                                             Purchase Payment.

$500,000-more              5%                  1%         Nine years from the date
                                                              We receive each
                                                             Purchase Payment.


Enhancement Levels and Payment Enhancement Rates may change at any time. Contact your financial advisor for information on the current Enhancement Levels and Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates.

90 Day Window

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, We will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look-Back Adjustment to your contract on or around the 90th day following the date of contact issuance. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look-Back Adjustment amount. We will allocate any applicable Upfront Look-Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time We make the contribution and, if applicable, to the Cash Management Portfolio, for a Deferred Look-Back Adjustment.

An example of a Look-Back Adjustment can be found at the end of this supplement in the PRINCIPAL REWARDS EXAMPLES.

The Principal Rewards Program may not be available through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

Additionally, participation in the Principal Rewards Program modifies some other provisions of the Prospectus. We have summarized the changes below.

PURCHASING A POLARIS VARIABLE ANNUITY WITH PRINCIPAL REWARDS

RIGHT TO EXAMINE PERIOD

If you decide to cancel your contract during the Right to Examine period, We will refund to you the value of your contract on the day We receive your request minus the Right to Examine Payment Adjustment. The Right to Examine Payment Adjustment is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day We receive your Right to Examine request; or (2) the Payment Enhancement amount(s), if any, which We allocate to your contract. Thus, you receive any gain and We bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

If you contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or
(2) the value of your contract minus the Right to Examine Payment Enhancement Deduction.

INVESTMENT OPTIONS

FIXED ACCOUNT OPTIONS AND THE DCA PROGRAM

If you elect to participate in the Principal Rewards Program, you do not have the option of allocating your money to the 6-month dollar cost averaging ("DCA") fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts"), which are available in conjunction with the Dollar Cost Averaging program. However, you may utilize the one-year fixed account and any Variable Portfolios in conjunction with the Dollar Cost Averaging program.

ACCESS TO YOUR MONEY

You will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or fully surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Purchase Payments, above and beyond the amount of your free withdrawal amount that are withdrawn prior to the end of the ninth year, will result in your paying a penalty in the form of a surrender charge.

Although We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionately reduce the amount of any corresponding Deferred Payment Enhancement.

DEATH BENEFIT

We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date.

INCOME OPTIONS

If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, We will not allocate corresponding Deferred Payment Enhancement to your contract.

                       PRINCIPAL REWARDS PROGRAM EXAMPLES


I. Deferred Payment Enhancement

If you elect to participate in the Principal Rewards Program at contract issue, We contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment We receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

      1. Your contract value on your 5th contract anniversary is $190,000.

      2. You request a withdrawal of $75,000 on your 5th contract anniversary.

      3. No subsequent Purchase Payments have been made.

      4. No prior withdrawals have been taken.

      5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal of $75,500 of which $10,5000 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of you $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment.

Therefore, only 91.6%, or $114,500 of your initial Purchase Payment remains in your contract.

On you 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transaction occur affecting the Purchase Payment, We allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II. 90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

ENHANCEMENT         UPFRONT PAYMENT    DEFERRED PAYMENT     DEFERRED PAYMENT
  LEVEL             ENHANCEMENT RATE   ENHANCEMENT RATE     ENHANCEMENT DATE
-----------         ----------------   ----------------     ----------------
Under $40,000             2%                 0%                     N/A

$40,000-$99,999           4%                 0%                     N/A

$100,000-$499,999         4%                 1%          Nine years from the date
                                                              We receive each
                                                             Purchase Payment.

$500,000-more             5%                 1%          Nine years from the date
                                                              We receive each
                                                             Purchase Payment.


Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, We will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If you total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Payment Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     1. Current Enhancement Levels, Rates and Dates (beginning May 1, 2002) throughout the first 90 days.

     2. No withdrawals in the first 90 days.

     3. Initial Purchase Payment of $35,000 on May 1, 2002.

     4. Subsequent Purchase Payment of $40,000 on June 15, 2002.

     5. Subsequent Purchase Payment of $25,000 on June 30, 2002.

     6. Subsequent Purchase Payment of $7,500 on July 12, 2002.

ENHANCEMENT AT THE TIME PAYMENTS ARE RECEIVED


                                                                  DEFERRED
DATE OF             PURCHASE         UPFRONT       DEFERRED        PAYMENT
PURCHASE            PAYMENT          PAYMENT        PAYMENT      ENHANCEMENT
PAYMENT              AMOUNT        ENHANCEMENT    ENHANCEMENT       DATE
--------            --------       -----------    -----------    -----------
May 1, 2002         $35,000             2%             0%             N/A

June 15, 2002       $40,000             4%             0%             N/A

June 30, 2002       $25,000             4%             1%        June 30, 2011

July 12, 2002       $ 7,500             4%             1%        July 12, 2011


ENHANCEMENT ADJUSTMENT ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:


                                                                  DEFERRED
DATE OF             PURCHASE         UPFRONT       DEFERRED        PAYMENT
PURCHASE            PAYMENT          PAYMENT        PAYMENT      ENHANCEMENT
PAYMENT              AMOUNT        ENHANCEMENT    ENHANCEMENT       DATE
--------            --------       -----------    -----------    -----------
May 1, 2002          $35,000            4%             1%         May 1, 2011

June 15, 2002        $40,000            4%             1%        June 15, 2011

June 30, 2002        $25,000            4%             1%        June 30, 2011

July 12, 2002        $ 7,500            4%             1%        July 12, 2011


Date: December 2, 2002


                Please keep this Supplement with your Prospectus

                               [POLARIS II LOGO]

                                   PROSPECTUS
                                DECEMBER 2, 2002

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris II Variable Annuity.                  FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has 48 investment choices -7 fixed account
To learn more about the annuity               options and 41 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and dollar cost averaging fixed accounts for
Additional Information ("SAI") dated          6-month and 1-year periods. The 41 Variable Portfolios are
December 2, 2002. The SAI has been            part of the Anchor Series Trust ("AST"), the American Funds
filed with the Securities and                 Insurance Series ("AFT"), the Lord Abbett Series Fund, Inc.
Exchange Commission ("SEC") and is            ("LAT"), the SunAmerica Series Trust ("SST") and the Van
incorporated by reference into this           Kampen Life Investment Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears on page 25 of this            STOCKS:
prospectus. For a free copy of the              MANAGED BY ALLIANCEBERNSTEIN
SAI, call Us at (800) 99NY-SUN or                  - Small & Mid Cap Value Portfolio                   SST
write to Us at Our Annuity Service              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Center, P.O. Box 54299, Los Angeles,               - Alliance Growth Portfolio                         SST
California 90054-0299.                             - Global Equities Portfolio                         SST
                                                   - Growth-Income Portfolio                           SST
In addition, the SEC maintains a                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
website (http://www.sec.gov) that                  - American Funds Global Growth Portfolio            AFT
contains the SAI, materials                        - American Funds Growth Portfolio                   AFT
incorporated by reference and other                - American Funds Growth-Income Portfolio            AFT
information filed electronically with           MANAGED BY DAVIS ADVISORS
the SEC by First SunAmerica.                       - Davis Venture Value Portfolio                     SST
                                                   - Real Estate Portfolio                             SST
ANNUITIES INVOLVE RISKS, INCLUDING              MANAGED BY FEDERATED INVESTMENT COUNSELING
POSSIBLE LOSS OF PRINCIPAL, AND ARE                - Federated Value Portfolio                         SST
NOT A DEPOSIT OR OBLIGATION OF, OR                 - Telecom Utility Portfolio                         SST
GUARANTEED OR ENDORSED BY, ANY BANK.            MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
THEY ARE NOT FEDERALLY INSURED BY THE              - Goldman Sachs Research Portfolio                  SST
FEDERAL DEPOSIT INSURANCE                       MANAGED BY LORD, ABBETT & CO
CORPORATION, THE FEDERAL RESERVE                   - Lord Abbett Series Fund Growth and Income
BOARD OR ANY OTHER AGENCY.                           Portfolio                                         LAT
                                                MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                   - Marsico Growth Portfolio                          SST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Growth & Income Portfolio                     SST
                                                   - MFS Mid Cap Growth Portfolio                      SST
                                                MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
                                                   - Emerging Markets Portfolio                        SST
                                                   - International Growth & Income Portfolio           SST
                                                   - Putnam Growth Portfolio                           SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - Aggressive Growth Portfolio                       SST
                                                   - Blue Chip Growth Portfolio                        SST
                                                   - "Dogs" of Wall Street Portfolio                   SST
                                                   - Growth Opportunities Portfolio                    SST
                                                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                   - Foreign Value Portfolio                           SST
                                                MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                   - International Diversified Equities Portfolio      SST
                                                   - Technology Portfolio                              SST
                                                   - Van Kampen LIT Comstock Portfolio, Class II
                                                     Shares                                            VKT
                                                   - Van Kampen LIT Emerging Growth Portfolio,
                                                     Class II Shares                                   VKT
                                                   - Van Kampen LIT Growth and Income Portfolio,
                                                     Class II Shares                                   VKT
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                        SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                     SST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                        SST
                                              BONDS:
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                          SST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                             SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                         SST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                   SST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                         SST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2001 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 -------------------------------------------------------------------
 -------------------------------------------------------------------
                          TABLE OF CONTENTS
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     7
 THE POLARIS II VARIABLE ANNUITY..............................     9
 PURCHASING A POLARIS II VARIABLE ANNUITY.....................     9
       Allocation of Purchase Payments........................     9
       Accumulation Units.....................................    10
       Right to Examine.......................................    10
 INVESTMENT OPTIONS...........................................    10
       Variable Portfolios....................................    10
           Anchor Series Trust................................    11
           SunAmerica Series Trust............................    11
           American Funds Insurance Series....................    11
           Lord Abbett Series Fund, Inc. .....................    11
           Van Kampen Life Investment Trust...................    11
       Fixed Account Options..................................    12
       Market Value Adjustment ("MVA")........................    12
       Transfers During the Accumulation Phase................    13
       Dollar Cost Averaging..................................    14
       Asset Allocation Rebalancing...........................    15
       Principal Advantage Program............................    15
       Voting Rights..........................................    15
       Substitution...........................................    16
 ACCESS TO YOUR MONEY.........................................    16
       Systematic Withdrawal Program..........................    16
       Minimum Contract Value.................................    17
 DEATH BENEFIT................................................    17
 EXPENSES.....................................................    17
       Insurance Charges......................................    17
       Withdrawal Charges.....................................    18
       Investment Charges.....................................    18
       Contract Administration Charge.........................    18
       Transfer Fee...........................................    18
       Income Taxes...........................................    18
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    19
 INCOME OPTIONS...............................................    19
       Annuity Date...........................................    19
       Income Options.........................................    19
       Fixed or Variable Income Payments......................    20
       Income Payments........................................    20
       Transfers During the Income Phase......................    20
       Deferment of Payments..................................    20
 TAXES........................................................    20
       Annuity Contracts in General...........................    20
       Tax Treatment of Distributions -
           Non-Qualified Contracts............................    21
       Tax Treatment of Distributions -
           Qualified Contracts................................    21
       Minimum Distributions..................................    21
       Tax Treatment of Death Benefits........................    22
       Contracts Owned by A Trust or Corporation..............    22
       Gifts, Pledges and/or Assignments of a Non-Qualified
       Contract...............................................    22
       Diversification and Investor Control...................    22
 PERFORMANCE..................................................    23
 OTHER INFORMATION............................................    23
       First SunAmerica.......................................    23
       The Separate Account...................................    23
       The General Account....................................    23
       Distribution of the Contract...........................    23
       Administration.........................................    24
       Legal Proceedings......................................    24
       Ownership..............................................    24
       Independent Accountants................................    24
       Registration Statement.................................    24
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....    25
 APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")................   A-1
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                              GLOSSARY
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, the American Funds
 Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the Lord
 Abbett Series Fund, Inc., the SunAmerica Series Trust or the Van
 Kampen Life Investment Trust.

ALL FINANCIAL REPRESENTATIVES OR AGENTS THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that We receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                                1     2     3     4     5     6     7     8
-----                               ---   ---   ---   ---   ---   ---   ---   ---
                                      7%    6%    5%    4%    3%    2%    1%    0%
TRANSFER FEE                                    No charge for first 15 transfers
                                                each contract year; thereafter,
                                                    fee is $25 per transfer

ANNUAL CONTRACT ADMINISTRATION CHARGE*                $30
 *waived if contract value is $50,000 or more

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

  Mortality and Expense Risk Charge                         1.37%
  Distribution Expense Charge                               0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES                       1.52%
                                                            =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST
                                 CLASS 3 SHARES

    (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENTS OR WAIVER OF
         EXPENSES FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                  0.70%              0.25%            0.08%            1.03%
--------------------------------------------------------------------------------------------------------------------
Government & Quality Bond                             0.59%              0.25%            0.07%            0.91%
--------------------------------------------------------------------------------------------------------------------
Growth                                                0.67%              0.25%            0.06%            0.98%
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                     0.75%              0.25%            0.16%            0.16%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                                 CLASS 3 SHARES

    (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENTS OR WAIVER OF
          EXPENSES FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)

                                                   MANAGEMENT       SERVICE(12B-1)         OTHER         TOTAL ANNUAL
                    PORTFOLIO                        FEE(4)             FEE(4)          EXPENSES(4)       EXPENSES(4)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                     0.68%              0.25%              0.08%            1.01%
----------------------------------------------------------------------------------------------------------------------
Alliance Growth                                       0.60%              0.25%              0.06%            0.91%
----------------------------------------------------------------------------------------------------------------------
Asset Allocation                                      0.59%              0.25%              0.09%            0.93%
----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                   0.70%              0.25%              0.15%            1.10%
----------------------------------------------------------------------------------------------------------------------
Cash Management                                       0.48%              0.25%              0.05%            0.78%
----------------------------------------------------------------------------------------------------------------------
Corporate Bond                                        0.60%              0.25%              0.08%            0.93%
----------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                   0.71%              0.25%              0.06%            1.02%
----------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                 0.60%              0.25%              0.11%            0.96%
----------------------------------------------------------------------------------------------------------------------
Emerging Markets                                      1.25%              0.25%              0.30%            1.80%
----------------------------------------------------------------------------------------------------------------------
Federated Value                                       0.69%              0.25%              0.08%            1.02%
----------------------------------------------------------------------------------------------------------------------
Foreign Value                                         1.03%              0.25%              0.62%            1.90%
----------------------------------------------------------------------------------------------------------------------
Global Bond                                           0.68%              0.25%              0.14%            1.07%
----------------------------------------------------------------------------------------------------------------------
Global Equities                                       0.72%              0.25%              0.17%            1.14%
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                             1.20%              0.25%              0.15%            1.60%
----------------------------------------------------------------------------------------------------------------------
Growth-Income                                         0.53%              0.25%              0.06%            0.84%
----------------------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                               0.75%              0.25%              0.25%            1.25%
----------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                       0.63%              0.25%              0.09%            0.97%
----------------------------------------------------------------------------------------------------------------------
International Diversified Equities                    1.00%              0.25%              0.27%            1.52%
----------------------------------------------------------------------------------------------------------------------
International Growth and Income                       0.95%              0.25%              0.27%            1.47%
----------------------------------------------------------------------------------------------------------------------
Marsico Growth(1,2)                                   0.85%              0.25%              0.16%            1.26%
----------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                 0.70%              0.25%              0.08%            1.03%
----------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                    0.75%              0.25%              0.08%            1.08%
----------------------------------------------------------------------------------------------------------------------
MFS Total Return                                      0.66%              0.25%              0.07%            0.98%
----------------------------------------------------------------------------------------------------------------------
Putnam Growth                                         0.77%              0.25%              0.06%            1.08%
----------------------------------------------------------------------------------------------------------------------
Real Estate                                           0.80%              0.25%              0.12%            1.17%
----------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value                                 1.00%              0.25%              0.35%            1.60%
----------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                   0.60%              0.25%              0.07%            0.92%
----------------------------------------------------------------------------------------------------------------------
Technology                                            1.20%              0.25%              0.25%            1.70%
----------------------------------------------------------------------------------------------------------------------
Telecom Utility(3)                                    0.75%              0.25%              0.11%            1.11%
----------------------------------------------------------------------------------------------------------------------
Worldwide High Income(3)                              1.00%              0.25%              0.12%            1.37%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

   (1) For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.35%; Goldman Sachs Research 1.80%; Growth Opportunities 1.41% and Marsico Growth 1.73%.
   (2) The portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian. The actual expense ratio is capped for Marsico Growth at 1.25%.
   (3) The portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian.
   (4) Annualized

                        AMERICAN FUNDS INSURANCE SERIES
                                 CLASS 2 SHARES

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
American Funds Global Growth                          0.66%              0.25%            0.04%            0.95%
--------------------------------------------------------------------------------------------------------------------
American Funds Growth                                 0.37%              0.25%            0.01%            0.63%
--------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                          0.33%              0.25%            0.02%            0.60%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                         LORD ABBETT SERIES FUND, INC.
(AS A PERCENTAGE OF NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES FOR THE
                  TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Growth and
 Income*                                              0.50%              0.00%            0.47%            0.97%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

   * The Growth and Income Portfolio has established non-12b-1 service fee arrangements which are reflected under "Other Expenses".

                        VAN KAMPEN LIFE INVESTMENT TRUST
                                CLASS II SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock(1)                            0.60%              0.25%            0.21%            1.06%
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth(2)                     0.70%              0.25%            0.06%            1.01%
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income(3)                   0.60%              0.25%            0.15%            1.00%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

   (1) Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares.
   (2) Van Kampen Life Investment Trust Emerging Growth Portfolio, Class II Shares.
   (2) Van Kampen Life Investment Trust Growth and Income Portfolio, Class II Shares.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:
          (a) you surrender the contract at the end of the stated time period;
          (b) you do not surrender the contract*.

                         PORTFOLIO                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                              (a) $ 97      (a) $132      (a) $169      (a) $296
                                                                  (b) $ 27      (b) $ 82      (b) $139      (b) $296
--------------------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       (a) $ 95      (a) $127      (a) $162      (a) $282
                                                                  (b) $ 25      (b) $ 77      (b) $132      (b) $282
--------------------------------------------------------------------------------------------------------------------
Growth                                                            (a) $ 96      (a) $130      (a) $167      (a) $291
                                                                  (b) $ 26      (b) $ 80      (b) $137      (b) $291
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                                 (a) $ 98      (a) $135      (a) $176      (a) $308
                                                                  (b) $ 28      (b) $ 85      (b) $146      (b) $308
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 (a) $ 96      (a) $131      (a) $169      (a) $294
                                                                  (b) $ 26      (b) $ 81      (b) $139      (b) $294
--------------------------------------------------------------------------------------------------------------------
Alliance Growth                                                   (a) $ 95      (a) $128      (a) $163      (a) $284
                                                                  (b) $ 25      (b) $ 78      (b) $133      (b) $284
--------------------------------------------------------------------------------------------------------------------
Asset Allocation                                                  (a) $ 96      (a) $129      (a) $164      (a) $286
                                                                  (b) $ 26      (b) $ 79      (b) $134      (b) $286
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                                  (a) $ 97      (a) $134      (a) $173      (a) $303
                                                                  (b) $ 27      (b) $ 84      (b) $143      (b) $303
--------------------------------------------------------------------------------------------------------------------
Cash Management                                                   (a) $ 94      (a) $124      (a) $157      (a) $271
                                                                  (b) $ 24      (b) $ 74      (b) $127      (b) $271
--------------------------------------------------------------------------------------------------------------------
Corporate Bond                                                    (a) $ 96      (a) $129      (a) $164      (a) $286
                                                                  (b) $ 26      (b) $ 79      (b) $134      (b) $286
--------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                               (a) $ 96      (a) $131      (a) $169      (a) $295
                                                                  (b) $ 26      (b) $ 81      (b) $139      (b) $295
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                             (a) $ 96      (a) $129      (a) $166      (a) $289
                                                                  (b) $ 26      (b) $ 79      (b) $136      (b) $289
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                  (a) $104      (a) $154      (a) $207      (a) $368
                                                                  (b) $ 34      (b) $104      (b) $177      (b) $368
--------------------------------------------------------------------------------------------------------------------
Federated Value                                                   (a) $ 96      (a) $131      (a) $169      (a) $295
                                                                  (b) $ 26      (b) $ 81      (b) $139      (b) $295
--------------------------------------------------------------------------------------------------------------------
Foreign Value                                                     (a) $105      (a) $157      (a) $211      (a) $377
                                                                  (b) $ 35      (b) $107      (b) $181      (b) $377
--------------------------------------------------------------------------------------------------------------------
Global Bond                                                       (a) $ 97      (a) $133      (a) $171      (a) $300
                                                                  (b) $ 27      (b) $ 83      (b) $141      (b) $300
--------------------------------------------------------------------------------------------------------------------
Global Equities                                                   (a) $ 98      (a) $135      (a) $175      (a) $307
                                                                  (b) $ 28      (b) $ 85      (b) $145      (b) $307
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                            (a) $102      (a) $148      (a) $197      (a) $350
                                                                  (b) $ 32      (b) $ 98      (b) $167      (b) $350
--------------------------------------------------------------------------------------------------------------------
Growth-Income                                                     (a) $ 95      (a) $126      (a) $160      (a) $277
                                                                  (b) $ 25      (b) $ 76      (b) $130      (b) $277
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities                                              (a) $ 99      (a) $138      (a) $180      (a) $317
                                                                  (b) $ 29      (b) $ 88      (b) $150      (b) $317
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                   (a) $ 96      (a) $130      (a) $166      (a) $290
                                                                  (b) $ 26      (b) $ 80      (b) $136      (b) $290
--------------------------------------------------------------------------------------------------------------------
International Diversified Equities                                (a) $101      (a) $146      (a) $193      (a) $342
                                                                  (b) $ 31      (b) $ 96      (b) $163      (b) $342
--------------------------------------------------------------------------------------------------------------------
International Growth and Income                                   (a) $101      (a) $145      (a) $191      (a) $338
                                                                  (b) $ 31      (b) $ 95      (b) $161      (b) $338
--------------------------------------------------------------------------------------------------------------------
Marsico Growth                                                    (a) $ 99      (a) $138      (a) $181      (a) $318
                                                                  (b) $ 29      (b) $ 88      (b) $151      (b) $318
--------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                             (a) $ 97      (a) $132      (a) $169      (a) $296
                                                                  (b) $ 27      (b) $ 82      (b) $139      (b) $296
--------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                                (a) $ 97      (a) $133      (a) $172      (a) $301
                                                                  (b) $ 27      (b) $ 83      (b) $142      (b) $301
--------------------------------------------------------------------------------------------------------------------
MFS Total Return                                                  (a) $ 96      (a) $130      (a) $167      (a) $291
                                                                  (b) $ 26      (b) $ 80      (b) $137      (b) $291
--------------------------------------------------------------------------------------------------------------------
Putnam Growth                                                     (a) $ 97      (a) $133      (a) $172      (a) $301
                                                                  (b) $ 27      (b) $ 83      (b) $142      (b) $301
--------------------------------------------------------------------------------------------------------------------
Real Estate                                                       (a) $ 98      (a) $136      (a) $176      (a) $309
                                                                  (b) $ 28      (b) $ 86      (b) $146      (b) $309
--------------------------------------------------------------------------------------------------------------------
Small and Mid Cap Value                                           (a) $102      (a) $148      (a) $197      (a) $350
                                                                  (b) $ 32      (b) $ 98      (b) $167      (b) $350
--------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               (a) $ 95      (a) $128      (a) $164      (a) $285
                                                                  (b) $ 25      (b) $ 78      (b) $134      (b) $285
--------------------------------------------------------------------------------------------------------------------
Technology                                                        (a) $103      (a) $151      (a) $202      (a) $359
                                                                  (b) $ 33      (b) $101      (b) $172      (b) $359
--------------------------------------------------------------------------------------------------------------------

                         PORTFOLIO                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Telecom Utility                                                   (a) $ 97      (a) $134      (a) $173      (a) $304
                                                                  (b) $ 27      (b) $ 84      (b) $143      (b) $304
--------------------------------------------------------------------------------------------------------------------
Worldwide High Income                                             (a) $100      (a) $142      (a) $186      (a) $328
                                                                  (b) $ 30      (b) $ 92      (b) $156      (b) $328
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock                                           (a) $ 97      (a) $132      (a) $171      (a) $299
                                                                  (b) $ 27      (b) $ 82      (b) $141      (b) $299
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth                                    (a) $ 96      (a) $131      (a) $168      (a) $294
                                                                  (b) $ 26      (b) $ 81      (b) $138      (b) $294
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income                                  (a) $ 96      (a) $131      (a) $168      (a) $293
                                                                  (b) $ 26      (b) $ 81      (b) $138      (b) $293
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.-Growth and Income                   (a) $ 96      (a) $130      (a) $166      (a) $290
                                                                  (b) $ 26      (b) $ 80      (b) $136      (b) $290
--------------------------------------------------------------------------------------------------------------------
American Funds Global Growth                                      (a) $ 96      (a) $129      (a) $165      (a) $288
                                                                  (b) $ 26      (b) $ 79      (b) $135      (b) $288
--------------------------------------------------------------------------------------------------------------------
American Funds Growth                                             (a) $ 93      (a) $120      (a) $149      (a) $256
                                                                  (b) $ 23      (b) $ 70      (b) $119      (b) $256
--------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                                      (a) $ 92      (a) $119      (a) $148      (a) $253
                                                                  (b) $ 22      (b) $ 69      (b) $118      (b) $253
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

        * First SunAmerica does not impose any fees or charges when you begin the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. In addition to the stated assumptions, the Examples assume that no transfer fees were imposed. In calculating the Examples, We convert the contract administration charge of $30 to a percentage using an assumed contract value of $40,000.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below established maximum allowed by any applicable state expense limitations or the following percentages of Variable Portfolio's average net assets: Blue Chip Growth 1.10%, Goldman Sachs Research 1.60%, Growth Opportunities 1.25%, Marsico Growth 1.25%, Foreign Value 1.90%, Small & Mid Cap Value 1.60%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume an Insurance Charges of 1.52% and that no transfer fees were imposed.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

AS OF THE DATE OF THIS PROSPECTUS, SALES OF THIS CONTRACT HAD NOT BEGUN. THEREFORE NO CONDENSED FINANCIAL INFORMATION APPEAR IN THE PROSPECTUS.

--------------------------------------------------------------------------------

----------------------------------------------------------------
----------------------------------------------------------------
                        THE POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 41 Variable Portfolios.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS ON PAGE 10.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris II Variable Annuity. When you purchase a Polaris II Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                    PURCHASING A POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 21.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions,

We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 10.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE
You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day We receive your request or the money you invested.

Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a Right to Examine. With respect to those contracts, We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 41 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Capital Research and Management Company is the investment adviser to the American Funds Insurance Series. Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. Van Kampen is the investment adviser to the Van Kampen Life Investment Trust. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SST") portfolios. SunAmerica Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFT") portfolios. American Funds Insurance Series has investment portfolios in addition to those listed here that are not available for investment under the contract.

     LORD ABBETT SERIES FUND, INC.

Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LAT") has investment portfolios in addition to those listed below that are not available for investment under the contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

The Variable Portfolios, along with the Trusts' subadvisers are listed below:

STOCKS:
  MANAGED BY ALLIANCEBERNSTEIN
      - Small & Mid Cap Value Portfolio                                      SST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                               AFT
      - American Funds Growth Portfolio                                      AFT
      - American Funds Growth-Income Portfolio                               AFT
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated Value Portfolio                                            SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                  LAT
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Marsico Growth Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Growth & Income Portfolio                                        SST
      - MFS Mid Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                           SST
      - International Growth & Income Portfolio                              SST
      - Putnam Growth Portfolio                                              SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio                                      SST
      - Growth Opportunities Portfolio                                       SST
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                              SST
  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
      - Van Kampen LIT Comstock Portfolio, Class II Shares                   VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Asset Allocation Portfolio                                           SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                        SST

BONDS:
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. First SunAmerica will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which We call guarantee periods. You also have the option of allocating your money to the 6-month dollar cost averaging ("DCA") fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging program. PLEASE SEE THE SECTION ON DOLLAR COST AVERAGING ON PAGE 15 FOR ADDITIONAL INFORMATION ABOUT, INCLUDING LIMITATIONS ON, AND THE AVAILABILITY AND OPERATION OF THE DCA FIXED ACCOUNTS. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which We credit the applicable rate (one, three, five, seven or ten years).

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us how to reallocate the money. We do not contact you. If We do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. SEE DOLLAR COST AVERAGING ON PAGE 14 FOR MORE INFORMATION.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 1, 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If We are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount.

First SunAmerica does not assess an MVA against withdrawals under the following circumstances:

     - If made within 30 days after the end of a guarantee period;
     - If made to pay contract fees and charges;
     - To pay a death benefit; and
     - If annuitization occurs on the latest Annuity Date.

The 1-year fixed account option and the DCA fixed account options do not impose a negative MVA. These accounts are not registered under the Securities Act of 1933 and is not subject to the provisions of the Investment Company Act of 1940 ("Investment Company Act").

APPENDIX A SHOWS HOW WE CALCULATE THE MVA.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

Program Description

The Polaris Portfolio Allocator program is an asset allocation program offered to help you diversify your investment across various asset classes. Asset allocation is the distribution of investments among different asset classes in an effort to increase diversification. The program is designed to help you select portfolios that meet your investment time horizon and risk tolerance.

First SunAmerica Life Insurance Company employs the asset allocation and portfolio modeling capabilities of Ibbotson Associates ("Ibbotson") to develop four model portfolios for the Polaris Portfolio Allocator program. Then each model is developed using a selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet specific investment time horizons and risk tolerances.

Enrolling in the Program

You may enroll in the Polaris Portfolio Allocator program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a "Polaris Portfolio Allocator" form. You and your financial advisor may complete the Investor Questionnaire to determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions subject to Our rules.

If you select a Polaris Portfolio Allocator program, your initial Purchase Payment (for new policyowners or the current value following enrollment for existing policyowners) will be allocated to the investment options according to the model you select. Subsequent Purchase Payments or transfers will also be allocated accordingly, unless otherwise instructed by you in writing. You may also choose to invest gradually into a model through the dollar cost averaging program. If the Portfolio Allocator program is elected, you may only invest in one model at a time. You may invest in investment options outside the selected model but only in those Variable Portfolios that are not utilized in the model you selected.

Withdrawals

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from a model, your investment may no longer be consistent with the model's intended objectives.

Keeping Your Program on Target

     Rebalancing

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Polaris Portfolio Allocator model you selected. Only those investment options within each model will be rebalanced. An investment not included in the Portfolio Allocator model cannot be rebalanced.

Rebalancing can be a critical part of an asset allocation strategy in order to keep your investment on track for your risk and return goals.

     Annual Re-evaluation

Each year, on or about March 31, the investment options comprising each model are re-evaluated and updated to assure that the investment objectives remain consistent despite changing economic and market conditions. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. If you re-enroll, your contract value allocated to the portfolios in your selected model will be re-allocated to the extent that Ibbotson has recommended changes in the portfolios within the model and/or the applicable percentage in each investment option. You must select the annual re-evaluation option on the product application or enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be selected each year. Please check with your financial advisor.

Important Information

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models have been designed by Ibbotson and represent suggested allocations which are provided as general guidance. You should work with your financial advisor to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

Information concerning the specific models can be obtained from your financial advisor.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. Pacific Standard Time ("PST"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market infefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS ON PAGE 19.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate the DCA program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, We transfer all your money allocated to that account into the Variable Portfolios monthly, over the selected 6-month or 1-year period. Quarterly transfers are not available when you use the 6-month or 1-year DCA fixed account as your source account. You cannot change the option once selected.

If allocated to the 6-month or the 1-year DCA fixed accounts, We transfer your money monthly, over a maximum of 6 or 12 monthly transfers, respectively. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, We transfer your money over a period of 5 months, so that each payment complies with the $100 per transfer minimum.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, We transfer the remaining money to the 1-year fixed account option, unless

We receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 19.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES ON PAGE 17.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 17. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 20.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.
We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 19.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

We may require additional proof before We pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.

If a Beneficiary does not elect a specific form of pay out within 60 days of Our receipt of proof of death and any other paperwork necessary to process a death benefit claim, We pay a lump sum death benefit to the Beneficiary.

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                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

INSURANCE CHARGES

The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 16. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
----------------------------------------------------------------
   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
----------------------------------------------------------------

When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 20.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED AT PAGE 5 ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE TRUSTS, WHICH ARE ATTACHED.

     SERVICE FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ON PAGE 10.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

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                                 INCOME OPTIONS
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----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 20.
INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date.

The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. During the Income Phase, transfers may not take place between a fixed investment option and a Variable Portfolio. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ON PAGE 16 FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF
THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, which are effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company (dba Anchor National Life Insurance Company), SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising seven wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The audited financial statements of First SunAmerica Life Insurance Company, at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account (Portion Relating to the Polaris Variable Annuity) at December 31, 2001, and for the years ended December 31, 2001 and 2000, are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                         [(1+I/(1+J+0.0025)](N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is = [(1+I/(1+J+0.0025)](N/12) - 1
                  = [(1.05)/(1.04+0.0025)](18/12) - 1
                  = (1.007194)(1.5) - 1
                  = 1.010811 - 1
                  = + 0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.010811) = +$43.24

$43.24 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is = [(1+I)/(1+J+0.0025)](N/12) - 1
                  = [(1.05)/(1.06+0.0025)](18/12) - 1
                  = (0.988235)(1.5) - 1
                  = 0.982405 - 1
                  = - 0.017595

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.017595) = -$70.38

$70.38 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                               [POLARIS II LOGO]

                                   PROSPECTUS
                                DECEMBER 2, 2002

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris II Variable Annuity.                  FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has 48 investment choices -7 fixed account
To learn more about the annuity               options and 41 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and dollar cost averaging fixed accounts for
Additional Information ("SAI") dated          6-month and 1-year periods. The 41 Variable Portfolios are
December 2, 2002. The SAI has been            part of the Anchor Series Trust ("AST"), the American Funds
filed with the Securities and                 Insurance Series ("AFT"), the Lord Abbett Series Fund, Inc.
Exchange Commission ("SEC") and is            ("LAT"), the SunAmerica Series Trust ("SST") and the Van
incorporated by reference into this           Kampen Life Investment Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears on page 25 of this            STOCKS:
prospectus. For a free copy of the              MANAGED BY ALLIANCEBERNSTEIN
SAI, call Us at (800) 99NY-SUN or                  - Small & Mid Cap Value Portfolio                   SST
write to Us at Our Annuity Service              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Center, P.O. Box 54299, Los Angeles,               - Alliance Growth Portfolio                         SST
California 90054-0299.                             - Global Equities Portfolio                         SST
                                                   - Growth-Income Portfolio                           SST
In addition, the SEC maintains a                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
website (http://www.sec.gov) that                  - American Funds Global Growth Portfolio            AFT
contains the SAI, materials                        - American Funds Growth Portfolio                   AFT
incorporated by reference and other                - American Funds Growth-Income Portfolio            AFT
information filed electronically with           MANAGED BY DAVIS ADVISORS
the SEC by First SunAmerica.                       - Davis Venture Value Portfolio                     SST
                                                   - Real Estate Portfolio                             SST
ANNUITIES INVOLVE RISKS, INCLUDING              MANAGED BY FEDERATED INVESTMENT COUNSELING
POSSIBLE LOSS OF PRINCIPAL, AND ARE                - Federated Value Portfolio                         SST
NOT A DEPOSIT OR OBLIGATION OF, OR                 - Telecom Utility Portfolio                         SST
GUARANTEED OR ENDORSED BY, ANY BANK.            MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
THEY ARE NOT FEDERALLY INSURED BY THE              - Goldman Sachs Research Portfolio                  SST
FEDERAL DEPOSIT INSURANCE                       MANAGED BY LORD, ABBETT & CO
CORPORATION, THE FEDERAL RESERVE                   - Lord Abbett Series Fund Growth and Income
BOARD OR ANY OTHER AGENCY.                           Portfolio                                         LAT
                                                MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                   - Marsico Growth Portfolio                          SST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Growth & Income Portfolio                     SST
                                                   - MFS Mid Cap Growth Portfolio                      SST
                                                MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
                                                   - Emerging Markets Portfolio                        SST
                                                   - International Growth & Income Portfolio           SST
                                                   - Putnam Growth Portfolio                           SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - Aggressive Growth Portfolio                       SST
                                                   - Blue Chip Growth Portfolio                        SST
                                                   - "Dogs" of Wall Street Portfolio                   SST
                                                   - Growth Opportunities Portfolio                    SST
                                                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                   - Foreign Value Portfolio                           SST
                                                MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                   - International Diversified Equities Portfolio      SST
                                                   - Technology Portfolio                              SST
                                                   - Van Kampen LIT Comstock Portfolio, Class II
                                                     Shares                                            VKT
                                                   - Van Kampen LIT Emerging Growth Portfolio,
                                                     Class II Shares                                   VKT
                                                   - Van Kampen LIT Growth and Income Portfolio,
                                                     Class II Shares                                   VKT
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                        SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                     SST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                        SST
                                              BONDS:
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                          SST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                             SST
                                                MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                         SST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                   SST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                         SST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2001 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 -------------------------------------------------------------------
 -------------------------------------------------------------------
                          TABLE OF CONTENTS
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     7
 THE POLARIS II VARIABLE ANNUITY..............................     9
 PURCHASING A POLARIS II VARIABLE ANNUITY.....................     9
       Allocation of Purchase Payments........................     9
       Accumulation Units.....................................    10
       Right to Examine.......................................    10
 INVESTMENT OPTIONS...........................................    10
       Variable Portfolios....................................    10
           Anchor Series Trust................................    11
           SunAmerica Series Trust............................    11
           American Funds Insurance Series....................    11
           Lord Abbett Series Fund, Inc. .....................    11
           Van Kampen Life Investment Trust...................    11
       Fixed Account Options..................................    12
       Market Value Adjustment ("MVA")........................    12
       Transfers During the Accumulation Phase................    13
       Dollar Cost Averaging..................................    14
       Asset Allocation Rebalancing...........................    15
       Principal Advantage Program............................    15
       Voting Rights..........................................    15
       Substitution...........................................    16
 ACCESS TO YOUR MONEY.........................................    16
       Systematic Withdrawal Program..........................    16
       Minimum Contract Value.................................    17
 DEATH BENEFIT................................................    17
 EXPENSES.....................................................    17
       Insurance Charges......................................    17
       Withdrawal Charges.....................................    18
       Investment Charges.....................................    18
       Contract Administration Charge.........................    18
       Transfer Fee...........................................    18
       Income Taxes...........................................    18
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    19
 INCOME OPTIONS...............................................    19
       Annuity Date...........................................    19
       Income Options.........................................    19
       Fixed or Variable Income Payments......................    20
       Income Payments........................................    20
       Transfers During the Income Phase......................    20
       Deferment of Payments..................................    20
 TAXES........................................................    20
       Annuity Contracts in General...........................    20
       Tax Treatment of Distributions -
           Non-Qualified Contracts............................    21
       Tax Treatment of Distributions -
           Qualified Contracts................................    21
       Minimum Distributions..................................    21
       Tax Treatment of Death Benefits........................    22
       Contracts Owned by A Trust or Corporation..............    22
       Gifts, Pledges and/or Assignments of a Non-Qualified
       Contract...............................................    22
       Diversification and Investor Control...................    22
 PERFORMANCE..................................................    23
 OTHER INFORMATION............................................    23
       First SunAmerica.......................................    23
       The Separate Account...................................    23
       The General Account....................................    23
       Distribution of the Contract...........................    23
       Administration.........................................    24
       Legal Proceedings......................................    24
       Ownership..............................................    24
       Independent Accountants................................    24
       Registration Statement.................................    24
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....    25
 APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")................   A-1
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                              GLOSSARY
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, the American Funds
 Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the Lord
 Abbett Series Fund, Inc., the SunAmerica Series Trust or the Van
 Kampen Life Investment Trust.

ALL FINANCIAL REPRESENTATIVES OR AGENTS THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that We receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                                1     2     3     4     5     6     7     8
-----                               ---   ---   ---   ---   ---   ---   ---   ---
                                      7%    6%    5%    4%    3%    2%    1%    0%
TRANSFER FEE                                    No charge for first 15 transfers
                                                each contract year; thereafter,
                                                    fee is $25 per transfer

ANNUAL CONTRACT ADMINISTRATION CHARGE*                $30
 *waived if contract value is $50,000 or more

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

  Mortality and Expense Risk Charge                         1.37%
  Distribution Expense Charge                               0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES                       1.52%
                                                            =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST
                                 CLASS 3 SHARES

    (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENTS OR WAIVER OF
         EXPENSES FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                  0.70%              0.25%            0.08%            1.03%
--------------------------------------------------------------------------------------------------------------------
Government & Quality Bond                             0.59%              0.25%            0.07%            0.91%
--------------------------------------------------------------------------------------------------------------------
Growth                                                0.67%              0.25%            0.06%            0.98%
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                     0.75%              0.25%            0.16%            0.16%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                                 CLASS 3 SHARES

    (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENTS OR WAIVER OF
          EXPENSES FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)

                                                   MANAGEMENT       SERVICE(12B-1)         OTHER         TOTAL ANNUAL
                    PORTFOLIO                        FEE(4)             FEE(4)          EXPENSES(4)       EXPENSES(4)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                     0.68%              0.25%              0.08%            1.01%
----------------------------------------------------------------------------------------------------------------------
Alliance Growth                                       0.60%              0.25%              0.06%            0.91%
----------------------------------------------------------------------------------------------------------------------
Asset Allocation                                      0.59%              0.25%              0.09%            0.93%
----------------------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                   0.70%              0.25%              0.15%            1.10%
----------------------------------------------------------------------------------------------------------------------
Cash Management                                       0.48%              0.25%              0.05%            0.78%
----------------------------------------------------------------------------------------------------------------------
Corporate Bond                                        0.60%              0.25%              0.08%            0.93%
----------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                   0.71%              0.25%              0.06%            1.02%
----------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                 0.60%              0.25%              0.11%            0.96%
----------------------------------------------------------------------------------------------------------------------
Emerging Markets                                      1.25%              0.25%              0.30%            1.80%
----------------------------------------------------------------------------------------------------------------------
Federated Value                                       0.69%              0.25%              0.08%            1.02%
----------------------------------------------------------------------------------------------------------------------
Foreign Value                                         1.03%              0.25%              0.62%            1.90%
----------------------------------------------------------------------------------------------------------------------
Global Bond                                           0.68%              0.25%              0.14%            1.07%
----------------------------------------------------------------------------------------------------------------------
Global Equities                                       0.72%              0.25%              0.17%            1.14%
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                             1.20%              0.25%              0.15%            1.60%
----------------------------------------------------------------------------------------------------------------------
Growth-Income                                         0.53%              0.25%              0.06%            0.84%
----------------------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                               0.75%              0.25%              0.25%            1.25%
----------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                       0.63%              0.25%              0.09%            0.97%
----------------------------------------------------------------------------------------------------------------------
International Diversified Equities                    1.00%              0.25%              0.27%            1.52%
----------------------------------------------------------------------------------------------------------------------
International Growth and Income                       0.95%              0.25%              0.27%            1.47%
----------------------------------------------------------------------------------------------------------------------
Marsico Growth(1,2)                                   0.85%              0.25%              0.16%            1.26%
----------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                 0.70%              0.25%              0.08%            1.03%
----------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                    0.75%              0.25%              0.08%            1.08%
----------------------------------------------------------------------------------------------------------------------
MFS Total Return                                      0.66%              0.25%              0.07%            0.98%
----------------------------------------------------------------------------------------------------------------------
Putnam Growth                                         0.77%              0.25%              0.06%            1.08%
----------------------------------------------------------------------------------------------------------------------
Real Estate                                           0.80%              0.25%              0.12%            1.17%
----------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value                                 1.00%              0.25%              0.35%            1.60%
----------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                   0.60%              0.25%              0.07%            0.92%
----------------------------------------------------------------------------------------------------------------------
Technology                                            1.20%              0.25%              0.25%            1.70%
----------------------------------------------------------------------------------------------------------------------
Telecom Utility(3)                                    0.75%              0.25%              0.11%            1.11%
----------------------------------------------------------------------------------------------------------------------
Worldwide High Income(3)                              1.00%              0.25%              0.12%            1.37%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

   (1) For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.35%; Goldman Sachs Research 1.80%; Growth Opportunities 1.41% and Marsico Growth 1.73%.
   (2) The portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian. The actual expense ratio is capped for Marsico Growth at 1.25%.
   (3) The portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian.
   (4) Annualized

                        AMERICAN FUNDS INSURANCE SERIES
                                 CLASS 2 SHARES

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
American Funds Global Growth                          0.66%              0.25%            0.04%            0.95%
--------------------------------------------------------------------------------------------------------------------
American Funds Growth                                 0.37%              0.25%            0.01%            0.63%
--------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                          0.33%              0.25%            0.02%            0.60%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                         LORD ABBETT SERIES FUND, INC.
(AS A PERCENTAGE OF NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES FOR THE
                  TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Growth and
 Income*                                              0.50%              0.00%            0.47%            0.97%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

   * The Growth and Income Portfolio has established non-12b-1 service fee arrangements which are reflected under "Other Expenses".

                        VAN KAMPEN LIFE INVESTMENT TRUST
                                CLASS II SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                   MANAGEMENT       SERVICE(12B-1)        OTHER        TOTAL ANNUAL
                    PORTFOLIO                          FEE               FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock(1)                            0.60%              0.25%            0.21%            1.06%
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth(2)                     0.70%              0.25%            0.06%            1.01%
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income(3)                   0.60%              0.25%            0.15%            1.00%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

   (1) Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares.
   (2) Van Kampen Life Investment Trust Emerging Growth Portfolio, Class II Shares.
   (2) Van Kampen Life Investment Trust Growth and Income Portfolio, Class II Shares.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:
          (a) you surrender the contract at the end of the stated time period;
          (b) you do not surrender the contract*.

                         PORTFOLIO                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                              (a) $ 97      (a) $132      (a) $169      (a) $296
                                                                  (b) $ 27      (b) $ 82      (b) $139      (b) $296
--------------------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       (a) $ 95      (a) $127      (a) $162      (a) $282
                                                                  (b) $ 25      (b) $ 77      (b) $132      (b) $282
--------------------------------------------------------------------------------------------------------------------
Growth                                                            (a) $ 96      (a) $130      (a) $167      (a) $291
                                                                  (b) $ 26      (b) $ 80      (b) $137      (b) $291
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                                 (a) $ 98      (a) $135      (a) $176      (a) $308
                                                                  (b) $ 28      (b) $ 85      (b) $146      (b) $308
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 (a) $ 96      (a) $131      (a) $169      (a) $294
                                                                  (b) $ 26      (b) $ 81      (b) $139      (b) $294
--------------------------------------------------------------------------------------------------------------------
Alliance Growth                                                   (a) $ 95      (a) $128      (a) $163      (a) $284
                                                                  (b) $ 25      (b) $ 78      (b) $133      (b) $284
--------------------------------------------------------------------------------------------------------------------
Asset Allocation                                                  (a) $ 96      (a) $129      (a) $164      (a) $286
                                                                  (b) $ 26      (b) $ 79      (b) $134      (b) $286
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                                  (a) $ 97      (a) $134      (a) $173      (a) $303
                                                                  (b) $ 27      (b) $ 84      (b) $143      (b) $303
--------------------------------------------------------------------------------------------------------------------
Cash Management                                                   (a) $ 94      (a) $124      (a) $157      (a) $271
                                                                  (b) $ 24      (b) $ 74      (b) $127      (b) $271
--------------------------------------------------------------------------------------------------------------------
Corporate Bond                                                    (a) $ 96      (a) $129      (a) $164      (a) $286
                                                                  (b) $ 26      (b) $ 79      (b) $134      (b) $286
--------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                               (a) $ 96      (a) $131      (a) $169      (a) $295
                                                                  (b) $ 26      (b) $ 81      (b) $139      (b) $295
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                             (a) $ 96      (a) $129      (a) $166      (a) $289
                                                                  (b) $ 26      (b) $ 79      (b) $136      (b) $289
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                  (a) $104      (a) $154      (a) $207      (a) $368
                                                                  (b) $ 34      (b) $104      (b) $177      (b) $368
--------------------------------------------------------------------------------------------------------------------
Federated Value                                                   (a) $ 96      (a) $131      (a) $169      (a) $295
                                                                  (b) $ 26      (b) $ 81      (b) $139      (b) $295
--------------------------------------------------------------------------------------------------------------------
Foreign Value                                                     (a) $105      (a) $157      (a) $211      (a) $377
                                                                  (b) $ 35      (b) $107      (b) $181      (b) $377
--------------------------------------------------------------------------------------------------------------------
Global Bond                                                       (a) $ 97      (a) $133      (a) $171      (a) $300
                                                                  (b) $ 27      (b) $ 83      (b) $141      (b) $300
--------------------------------------------------------------------------------------------------------------------
Global Equities                                                   (a) $ 98      (a) $135      (a) $175      (a) $307
                                                                  (b) $ 28      (b) $ 85      (b) $145      (b) $307
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                            (a) $102      (a) $148      (a) $197      (a) $350
                                                                  (b) $ 32      (b) $ 98      (b) $167      (b) $350
--------------------------------------------------------------------------------------------------------------------
Growth-Income                                                     (a) $ 95      (a) $126      (a) $160      (a) $277
                                                                  (b) $ 25      (b) $ 76      (b) $130      (b) $277
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities                                              (a) $ 99      (a) $138      (a) $180      (a) $317
                                                                  (b) $ 29      (b) $ 88      (b) $150      (b) $317
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                   (a) $ 96      (a) $130      (a) $166      (a) $290
                                                                  (b) $ 26      (b) $ 80      (b) $136      (b) $290
--------------------------------------------------------------------------------------------------------------------
International Diversified Equities                                (a) $101      (a) $146      (a) $193      (a) $342
                                                                  (b) $ 31      (b) $ 96      (b) $163      (b) $342
--------------------------------------------------------------------------------------------------------------------
International Growth and Income                                   (a) $101      (a) $145      (a) $191      (a) $338
                                                                  (b) $ 31      (b) $ 95      (b) $161      (b) $338
--------------------------------------------------------------------------------------------------------------------
Marsico Growth                                                    (a) $ 99      (a) $138      (a) $181      (a) $318
                                                                  (b) $ 29      (b) $ 88      (b) $151      (b) $318
--------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                             (a) $ 97      (a) $132      (a) $169      (a) $296
                                                                  (b) $ 27      (b) $ 82      (b) $139      (b) $296
--------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                                (a) $ 97      (a) $133      (a) $172      (a) $301
                                                                  (b) $ 27      (b) $ 83      (b) $142      (b) $301
--------------------------------------------------------------------------------------------------------------------
MFS Total Return                                                  (a) $ 96      (a) $130      (a) $167      (a) $291
                                                                  (b) $ 26      (b) $ 80      (b) $137      (b) $291
--------------------------------------------------------------------------------------------------------------------
Putnam Growth                                                     (a) $ 97      (a) $133      (a) $172      (a) $301
                                                                  (b) $ 27      (b) $ 83      (b) $142      (b) $301
--------------------------------------------------------------------------------------------------------------------
Real Estate                                                       (a) $ 98      (a) $136      (a) $176      (a) $309
                                                                  (b) $ 28      (b) $ 86      (b) $146      (b) $309
--------------------------------------------------------------------------------------------------------------------
Small and Mid Cap Value                                           (a) $102      (a) $148      (a) $197      (a) $350
                                                                  (b) $ 32      (b) $ 98      (b) $167      (b) $350
--------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               (a) $ 95      (a) $128      (a) $164      (a) $285
                                                                  (b) $ 25      (b) $ 78      (b) $134      (b) $285
--------------------------------------------------------------------------------------------------------------------
Technology                                                        (a) $103      (a) $151      (a) $202      (a) $359
                                                                  (b) $ 33      (b) $101      (b) $172      (b) $359
--------------------------------------------------------------------------------------------------------------------

                         PORTFOLIO                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Telecom Utility                                                   (a) $ 97      (a) $134      (a) $173      (a) $304
                                                                  (b) $ 27      (b) $ 84      (b) $143      (b) $304
--------------------------------------------------------------------------------------------------------------------
Worldwide High Income                                             (a) $100      (a) $142      (a) $186      (a) $328
                                                                  (b) $ 30      (b) $ 92      (b) $156      (b) $328
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock                                           (a) $ 97      (a) $132      (a) $171      (a) $299
                                                                  (b) $ 27      (b) $ 82      (b) $141      (b) $299
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth                                    (a) $ 96      (a) $131      (a) $168      (a) $294
                                                                  (b) $ 26      (b) $ 81      (b) $138      (b) $294
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income                                  (a) $ 96      (a) $131      (a) $168      (a) $293
                                                                  (b) $ 26      (b) $ 81      (b) $138      (b) $293
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.-Growth and Income                   (a) $ 96      (a) $130      (a) $166      (a) $290
                                                                  (b) $ 26      (b) $ 80      (b) $136      (b) $290
--------------------------------------------------------------------------------------------------------------------
American Funds Global Growth                                      (a) $ 96      (a) $129      (a) $165      (a) $288
                                                                  (b) $ 26      (b) $ 79      (b) $135      (b) $288
--------------------------------------------------------------------------------------------------------------------
American Funds Growth                                             (a) $ 93      (a) $120      (a) $149      (a) $256
                                                                  (b) $ 23      (b) $ 70      (b) $119      (b) $256
--------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                                      (a) $ 92      (a) $119      (a) $148      (a) $253
                                                                  (b) $ 22      (b) $ 69      (b) $118      (b) $253
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

        * First SunAmerica does not impose any fees or charges when you begin the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. In addition to the stated assumptions, the Examples assume that no transfer fees were imposed. In calculating the Examples, We convert the contract administration charge of $30 to a percentage using an assumed contract value of $40,000.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below established maximum allowed by any applicable state expense limitations or the following percentages of Variable Portfolio's average net assets: Blue Chip Growth 1.10%, Goldman Sachs Research 1.60%, Growth Opportunities 1.25%, Marsico Growth 1.25%, Foreign Value 1.90%, Small & Mid Cap Value 1.60%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume an Insurance Charges of 1.52% and that no transfer fees were imposed.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

AS OF THE DATE OF THIS PROSPECTUS, SALES OF THIS CONTRACT HAD NOT BEGUN. THEREFORE NO CONDENSED FINANCIAL INFORMATION APPEAR IN THE PROSPECTUS.

--------------------------------------------------------------------------------

----------------------------------------------------------------
----------------------------------------------------------------
                        THE POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 41 Variable Portfolios.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS ON PAGE 10.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris II Variable Annuity. When you purchase a Polaris II Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                    PURCHASING A POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 21.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions,

We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 10.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE
You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day We receive your request or the money you invested.

Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a Right to Examine. With respect to those contracts, We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 41 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Capital Research and Management Company is the investment adviser to the American Funds Insurance Series. Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. Van Kampen is the investment adviser to the Van Kampen Life Investment Trust. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SST") portfolios. SunAmerica Series Trust has investment portfolios in addition to those listed below which are not available for investment under the contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFT") portfolios. American Funds Insurance Series has investment portfolios in addition to those listed here that are not available for investment under the contract.

     LORD ABBETT SERIES FUND, INC.

Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LAT") has investment portfolios in addition to those listed below that are not available for investment under the contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

The Variable Portfolios, along with the Trusts' subadvisers are listed below:

STOCKS:
  MANAGED BY ALLIANCEBERNSTEIN
      - Small & Mid Cap Value Portfolio                                      SST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                               AFT
      - American Funds Growth Portfolio                                      AFT
      - American Funds Growth-Income Portfolio                               AFT
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated Value Portfolio                                            SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                  LAT
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Marsico Growth Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Growth & Income Portfolio                                        SST
      - MFS Mid Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                           SST
      - International Growth & Income Portfolio                              SST
      - Putnam Growth Portfolio                                              SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio                                      SST
      - Growth Opportunities Portfolio                                       SST
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                              SST
  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
      - Van Kampen LIT Comstock Portfolio, Class II Shares                   VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Asset Allocation Portfolio                                           SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                        SST

BONDS:
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST

  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. First SunAmerica will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which We call guarantee periods. You also have the option of allocating your money to the 6-month dollar cost averaging ("DCA") fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging program. PLEASE SEE THE SECTION ON DOLLAR COST AVERAGING ON PAGE 15 FOR ADDITIONAL INFORMATION ABOUT, INCLUDING LIMITATIONS ON, AND THE AVAILABILITY AND OPERATION OF THE DCA FIXED ACCOUNTS. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which We credit the applicable rate (one, three, five, seven or ten years).

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us how to reallocate the money. We do not contact you. If We do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. SEE DOLLAR COST AVERAGING ON PAGE 14 FOR MORE INFORMATION.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 1, 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If We are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount.

First SunAmerica does not assess an MVA against withdrawals under the following circumstances:

     - If made within 30 days after the end of a guarantee period;
     - If made to pay contract fees and charges;
     - To pay a death benefit; and
     - If annuitization occurs on the latest Annuity Date.

The 1-year fixed account option and the DCA fixed account options do not impose a negative MVA. These accounts are not registered under the Securities Act of 1933 and is not subject to the provisions of the Investment Company Act of 1940 ("Investment Company Act").

APPENDIX A SHOWS HOW WE CALCULATE THE MVA.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

Program Description

The Polaris Portfolio Allocator program is an asset allocation program offered to help you diversify your investment across various asset classes. Asset allocation is the distribution of investments among different asset classes in an effort to increase diversification. The program is designed to help you select portfolios that meet your investment time horizon and risk tolerance.

First SunAmerica Life Insurance Company employs the asset allocation and portfolio modeling capabilities of Ibbotson Associates ("Ibbotson") to develop four model portfolios for the Polaris Portfolio Allocator program. Then each model is developed using a selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet specific investment time horizons and risk tolerances.

Enrolling in the Program

You may enroll in the Polaris Portfolio Allocator program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a "Polaris Portfolio Allocator" form. You and your financial advisor may complete the Investor Questionnaire to determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions subject to Our rules.

If you select a Polaris Portfolio Allocator program, your initial Purchase Payment (for new policyowners or the current value following enrollment for existing policyowners) will be allocated to the investment options according to the model you select. Subsequent Purchase Payments or transfers will also be allocated accordingly, unless otherwise instructed by you in writing. You may also choose to invest gradually into a model through the dollar cost averaging program. If the Portfolio Allocator program is elected, you may only invest in one model at a time. You may invest in investment options outside the selected model but only in those Variable Portfolios that are not utilized in the model you selected.

Withdrawals

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from a model, your investment may no longer be consistent with the model's intended objectives.

Keeping Your Program on Target

     Rebalancing

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Polaris Portfolio Allocator model you selected. Only those investment options within each model will be rebalanced. An investment not included in the Portfolio Allocator model cannot be rebalanced.

Rebalancing can be a critical part of an asset allocation strategy in order to keep your investment on track for your risk and return goals.

     Annual Re-evaluation

Each year, on or about March 31, the investment options comprising each model are re-evaluated and updated to assure that the investment objectives remain consistent despite changing economic and market conditions. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. If you re-enroll, your contract value allocated to the portfolios in your selected model will be re-allocated to the extent that Ibbotson has recommended changes in the portfolios within the model and/or the applicable percentage in each investment option. You must select the annual re-evaluation option on the product application or enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be selected each year. Please check with your financial advisor.

Important Information

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models have been designed by Ibbotson and represent suggested allocations which are provided as general guidance. You should work with your financial advisor to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

Information concerning the specific models can be obtained from your financial advisor.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. Pacific Standard Time ("PST"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market infefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS ON PAGE 19.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate the DCA program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, We transfer all your money allocated to that account into the Variable Portfolios monthly, over the selected 6-month or 1-year period. Quarterly transfers are not available when you use the 6-month or 1-year DCA fixed account as your source account. You cannot change the option once selected.

If allocated to the 6-month or the 1-year DCA fixed accounts, We transfer your money monthly, over a maximum of 6 or 12 monthly transfers, respectively. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, We transfer your money over a period of 5 months, so that each payment complies with the $100 per transfer minimum.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, We transfer the remaining money to the 1-year fixed account option, unless

We receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 19.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES ON PAGE 17.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 17. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 20.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

----------------------------------------------------------------
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                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.
We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 19.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

We may require additional proof before We pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.

If a Beneficiary does not elect a specific form of pay out within 60 days of Our receipt of proof of death and any other paperwork necessary to process a death benefit claim, We pay a lump sum death benefit to the Beneficiary.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

INSURANCE CHARGES

The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 16. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The withdrawal charge schedule is as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
----------------------------------------------------------------
   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
----------------------------------------------------------------

When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 20.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED AT PAGE 5 ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE TRUSTS, WHICH ARE ATTACHED.

     SERVICE FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ON PAGE 10.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 20.
INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date.

The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. During the Income Phase, transfers may not take place between a fixed investment option and a Variable Portfolio. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ON PAGE 16 FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF
THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, which are effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company (dba Anchor National Life Insurance Company), SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising seven wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The audited financial statements of First SunAmerica Life Insurance Company, at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account (Portion Relating to the Polaris Variable Annuity) at December 31, 2001, and for the years ended December 31, 2001 and 2000, are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

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                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
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The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                         [(1+I/(1+J+0.0025)](N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is = [(1+I/(1+J+0.0025)](N/12) - 1
                  = [(1.05)/(1.04+0.0025)](18/12) - 1
                  = (1.007194)(1.5) - 1
                  = 1.010811 - 1
                  = + 0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.010811) = +$43.24

$43.24 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is = [(1+I)/(1+J+0.0025)](N/12) - 1
                  = [(1.05)/(1.06+0.0025)](18/12) - 1
                  = (0.988235)(1.5) - 1
                  = 0.982405 - 1
                  = - 0.017595

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.017595) = -$70.38

$70.38 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

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   Please forward a copy (without charge) of the Polaris II Variable Annuity
   Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

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   Return to: First SunAmerica Life Insurance Company, Annuity Service Center,
   P.O. Box 52499, Los Angeles, California 90054-0299

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